UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21126

Name of Fund:   BlackRock Municipal Income Trust II (BLE)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal

Income Trust II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2020

Date of reporting period: 08/31/2020

Item	1 – Report to Stockholders

AUGUST 31, 2020

2020 Annual Report

BlackRock Municipal Bond Trust (BBK)

BlackRock Municipal Income Investment Quality Trust (BAF)

BlackRock Municipal Income Quality Trust (BYM)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Investment Quality Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2020

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
MVF	$0.410424	$—	$—	$—	$0.410424	100%	—%	—%	—%	100%

Section 19(a) notices for the Trust, as applicable, are available on the BlackRock website at blackrock.com.

2	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500 Index)	19.63%	21.94%
U.S. small cap equities (Russell 2000 Index)	6.57	6.02
International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13
Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only.You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Municipal Market Overview  For the Reporting Period Ended August 31, 2020

Municipal Market Conditions

Municipal bonds posted positive total returns during the period amid increased volatility. Early in the period, strong performance was driven by a favorable technical backdrop. However, as the economy shut down as a result of the COVID-19 pandemic, the municipal market experienced volatility that was worse than during the height of the global financial crisis. Performance plummeted -10.87% during a two-week period in March, before rebounding on valuation-based buying. (For comparison, the -11.86% correction in 2008 spanned more than a month.) As federal authorities stepped in to provide stimulus, passing the CARES Act and creating the Municipal Lending Facility, the market stabilized. Strong performance returned alongside the re-opening of the economy but stalled in August as Congress failed to pass additional fiscal aide.

Similarly, strong technical support during most of the period temporarily waned as COVID-19 fears spurred risk-off sentiment and a streak of 60-consecutive weeks of inflows turned to record outflows. During the 12 months ended August 31, 2020, municipal bond funds experienced net inflows totaling $42 billion, drawn down by nearly $46 billion in outflows during	S&P Municipal Bond Index
Total Returns as of August 31, 2020
6 months: 0.29%
12 months: 3.15%

the months of March and April (based on data from the Investment Company Institute). For the same 12-month period, new issuance was robust at $452 billion but slowed during the height of pandemic as market liquidity became constrained amid the flight to quality. Taxable municipal issuance was elevated as issuers increasingly advance refunded tax-exempt debt in the taxable municipal market for cost savings.

A Closer Look at Yields

From August 31, 2019 to August 31, 2020, yields on AAA-rated 30-year municipal bonds decreased by 28 basis points (“bps”) from 1.84% to 1.56%, while ten-year rates decreased by 41 bps from 1.22% to 0.81% and five-year rates decreased by 77 bps from 1.03% to 0.26% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve bull steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 57 bps, lagging the 85 bps of steepening experienced in the U.S.Treasury curve.

During the same period, tax-exempt municipal bonds significantly under performed U.S. Treasuries across the yield curve. As a result, relative valuations reset to more attractive levels and spurred increased participation from crossover investors.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic is an unprecedented shock to the system impacting nearly every sector in the municipal market. Luckily, most states and municipalities were in excellent fiscal health before the crisis and the federal government has provided an incredible amount of support. BlackRock expects ongoing stability in high-quality states as well as school districts and local governments given that property taxes have proven resilient in past economic downturns. Essential public services such as power, water, and sewer are protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems are well positioned to absorb the impact of the economic shock. However, some segments are facing daunting financial challenges and additional federal support may not materialize, requiring issuers to draw down reserves, raise user fees / taxes, slash expenditures, and/or borrow to meet financial obligations. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources will require funding from the states and broader municipalities they serve. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will experience significant credit deterioration. Assuming the worst case, a prolonged recession would likely mean a spate of defaults, primarily in non-rated credits, and the migration of the municipal market’s overall credit quality from double-A to a still-strong single-A rating. As a result, BlackRock advocates careful credit selection and anticipate increased credit dispersion as the market navigates near-term uncertainty.

The opinions expressed are those of BlackRock as of August 31, 2020 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

MUNICIPAL MARKET OVERVIEW	5

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed each Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of each Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of a Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence each Trust’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that each Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Trust’s investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020	BlackRock Municipal Bond Trust (BBK)

Investment Objective

BlackRock Municipal Bond Trust’s (BBK) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from regular U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of BBK and the Board of Directors of BlackRock MuniHoldings Fund, Inc. (MHD) each approved the reorganization of BBK into MHD. Subject to approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BBK
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2020 ($15.39)(a)	4.76%
Tax Equivalent Yield(b)	8.04%
Current Monthly Distribution per Common Share(c)	$0.0610
Current Annualized Distribution per Common Share(c)	$0.7320
Leverage as of August 31, 2020(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on October 1, 2020, was increased to $0.0650 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 6.

Market Price and Net Asset Value Per Share Summary

	08/31/20	08/31/19	Change	High	Low
Market Price	$15.39	$15.95	(3.51)%	$16.99	$10.34
Net Asset Value	16.42	16.82	(2.38)	17.24	13.69

Market Price and Net Asset Value History for the Past Five Years

TRUST SUMMARY	7

Trust Summary as of August 31, 2020 (continued)	BlackRock Municipal Bond Trust (BBK)

Performance

Returns for the twelve months ended August 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BBK(a)(b)	0.84%	2.02%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	0.67	1.89

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, causing significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-August interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

The Trust’s use of leverage helped results by augmenting income and amplifying the effect of rising prices. The Trust’s positions in bonds with maturities of 20 years and above also contributed to performance. Long-term bonds benefited from their higher interest rate sensitivity given that yields fell significantly. (Prices rise as yields fall.) Holdings in the state tax-backed, school district and tobacco sectors further contributed to results.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy had an adverse impact on performance. The Trust did not hold any U.S. Treasury futures as of August 31, 2020. Select holdings in the high yield category (bonds rated BBB and below, as well as non-rated issues), modestly detracted from performance due to pandemic-related concerns. Student housing debt, in particular, was hurt by the effects of COVID-19. In addition, high yield bonds tied to future revenue projections generally lagged.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020 (continued)	BlackRock Municipal Bond Trust (BBK)

Overview of the Trust’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	08/31/20	08/31/19
County/City/Special District/School District	21%	22%
Health	17	18
Transportation	15	14
Utilities	13	15
Education	9	12
Tobacco	76	6
State	57	7
Corporate	52	2
Other	4	—
Housing	4	4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2020	3%
2021	11
2022	8
2023	9
2024	8

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	08/31/20	08/31/19
AAA/Aaa	5%	3%
AA/Aa	34	36
A	28	28
BBB/Baa	13	13
BB/Ba	5	6
B	2	2
C	1	—
CC	—	1
N/R(e)	12	11

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2020 and August 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and less than 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	9

Trust Summary as of August 31, 2020	BlackRock Municipal Income Investment Quality Trust (BAF)

Investment Objective

BlackRock Municipal Income Investment Quality Trust’s (BAF) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income tax, including the alternative minimum tax and Florida intangible property tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in municipal bonds exempt from U.S. federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular U.S. federal income tax would now satisfy the foregoing objective and policy.

On June 16, 2020, the Board of Trustees of BAF and the Board of Directors of BlackRock MuniHoldings Fund, Inc. (MHD) each approved the reorganization of BAF into MHD. Subject to approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BAF
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2020 ($14.39)(a)	4.79%
Tax Equivalent Yield(b)	8.09%
Current Monthly Distribution per Common Share(c)	$0.0575
Current Annualized Distribution per Common Share(c)	$0.6900
Leverage as of August 31, 2020(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on October 1, 2020, was increased to $0.0615 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 6.

Market Price and Net Asset Value Per Share Summary

	8/30/20	8/31/19	Change	High	Low
Market Price	$14.39	$14.53	(0.96)%	$15.74	$10.47
Net Asset Value	15.26	15.66	(2.68)	15.99	12.87

Market Price and Net Asset Value History for the Past Five Years

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020 (continued)	BlackRock Municipal Income Investment Quality Trust (BAF)

Performance

Returns for the twelve months ended August 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BAF(a)(b)	3.55%	1.76%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	0.67	1.89

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, causing significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-August interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

The Trust’s positions in bonds with maturities of 20 years and above contributed to performance. Long-term bonds benefited from their higher interest rate sensitivity given that yields fell significantly. (Prices rise as yields fall.) The Trust’s tilt toward higher-quality securities, particularly bonds rated AA and A, also helped performance. At the sector level, holdings in pre-refunded issues aided results, as did positions in health care and transportation debt.

The Trust’s use of leverage also helped results by augmenting income and amplifying the effect of rising prices, was an additional positive. Declining rates also amplified the contribution by reducing the funding cost for the leverage position.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures, which hurt performance due to the breakdown in correlation between the U.S. Treasury and municipal markets in the first quarter of 2020. While municipal bond yields rose due to a substantial increase in yield spreads, U.S. Treasury yields plunged due to investors’ “flight to quality.” The Trust did not hold any U.S. Treasury futures as of August 31, 2020.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	11

Trust Summary as of August 31, 2020 (continued)	BlackRock Municipal Income Investment Quality Trust (BAF)

Overview of the Trust’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	08/31/20	08/31/19
Transportation	24%	27%
Health	17	17
Education	13	7
County/City/Special District/School District	13	20
Utilities	9	12
State	8	8
Other	5	—
Housing	5	6
Tobacco	4	3
Corporate	2	—

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2020	2%
2021	21
2022	3
2023	16
2024	2

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	08/31/20	08/31/19
AAA/Aaa	1%	2%
AA/Aa	50	49
A	26	30
BBB/Baa	12	12
BB/Ba	1	—
B	—	1
N/R(e)	10	6

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2020 and August 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and less than 1%, respectively, of the Trust’s total investments.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020	BlackRock Municipal Income Quality Trust (BYM)

Investment Objective

BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in municipal bonds exempt from U.S. federal income taxes, including the U.S. federal alternative minimum tax. The Trust also invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2020 ($14.19)(a)	4.06%
Tax Equivalent Yield(b)	6.86%
Current Monthly Distribution per Common Share(c)	$0.0480
Current Annualized Distribution per Common Share(c)	$0.5760
Leverage as of August 31, 2020(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on October 1, 2020, was increased to $0.0580 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 6.

Market Price and Net Asset Value Per Share Summary

	8/31/20	8/31/19	Change	High	Low
Market Price	$14.19	$14.19	0.90%	$14.75	$10.41
Net Asset Value	15.57	15.72	(0.95)	16.10	12.90

Market Price and Net Asset Value History for the Past Five Years

TRUST SUMMARY	13

Trust Summary as of August 31, 2020 (continued)	BlackRock Municipal Income Quality Trust (BYM)

Performance

Returns for the twelve months ended August 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BYM(a)(b)	4.19%	3.20%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	0.67	1.89

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, causing significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-August interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

The Trust’s use of leverage helped results by augmenting income and amplifying the effect of rising prices. The Trust’s positions in bonds with maturities of 20 years and above also contributed to performance. Long-term bonds benefited from their higher interest rate sensitivity given that yields fell significantly. (Prices rise as yields fall.) Holdings in the state tax-backed and school district sectors further contributed to results.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from performance. The Trust did not hold any U.S. Treasury futures as of August 31, 2020. Select holdings in the education sector, particularly student housing bonds, detracted from performance. Reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020 (continued)	BlackRock Municipal Income Quality Trust (BYM)

Overview of the Trust’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	08/31/20	08/31/19
County/City/Special District/School District	24%	20%
Transportation	21	25
Health	18	20
State	96
Utilities	813
Tobacco	65
Education	67
Housing	44
Corporate	2	—
Other	2	—

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2020	2%
2021	8
2022	8
2023	14
2024	6

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	08/31/20		08/31/19
AAA/Aaa	12%		7%
AA/Aa	37		45
A	25		24
BBB/Baa	16		16
BB/Ba	1		—
N/R	9	(e)	8

(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Trust’s total investments.

TRUST SUMMARY	15

Trust Summary as of August 31, 2020	BlackRock Municipal Income Trust II (BLE)

Investment Objective

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of BlackRock Strategic Municipal Trust (BSD), the Board of Directors of BlackRock MuniYield Investment Quality Fund (MFT), the Board of Trustees of BlackRock Municipal Income Investment Trust (BBF) and the Board of Trustees of BLE each approved the reorganizations of BSD, MFT and BBF into BLE. Subject to approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur during the first quarter of 2021.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2020 ($14.83)(a)	4.86%
Tax Equivalent Yield(b)	8.21%
Current Monthly Distribution per Common Share(c)	$0.0600
Current Annualized Distribution per Common Share(c)	$0.7200
Leverage as of August 31, 2020(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on October 1, 2020, was increased to $0.0620 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 6.

Market Price and Net Asset Value Per Share Summary

	08/31/20	08/31/19	Change	High	Low
Market Price	$14.83	$15.48	(4.20)%	$16.12	$9.96
Net Asset Value	14.79	15.16	(2.44)	15.55	12.41

Market Price and Net Asset Value History for the Past Five Years

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020 (continued)	BlackRock Municipal Income Trust II (BLE)

Performance

Returns for the twelve months ended August 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BLE(a)(b)	0.52%	2.37%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	0.67	1.89

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, causing significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-August interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

Positions in investment-grade holdings drove overall performance, with more muted contributions from non-investment grade and unrated positions. At the sector level, holdings in state tax-backed, utilities, tobacco, health care and transportation issues were the primary drivers of absolute performance.

The Trust’s use of leverage also helped results by augmenting income and amplifying the effect of rising prices. The Trust’s positions in bonds with maturities of 20 years and above further contributed to performance. Long-term bonds benefited from their higher interest rate sensitivity given that yields fell significantly. (Prices rise as yields fall.)

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from performance. The Trust did not hold any U.S. Treasury futures as of August 31, 2020. A decline in the valuation of a distressed security held in the portfolio was an additional detractor.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	17

Trust Summary as of August 31, 2020 (continued)	BlackRock Municipal Income Trust II (BLE)

Overview of the Trust’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	08/31/20	08/31/19
Transportation	22%	23%
Utilities	15	19
State	12	7
Health	11	14
Tobacco	9	9
County/City/Special District/School District	8	17
Education	8	6
Corporate	8	5
Other	6	—
Housing	1	—

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2020	9%
2021	13
2022	9
2023	7
2024	7

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	08/31/20	08/31/19
AAA/Aaa	5%	4%
AA/Aa	31	30
A	23	22
BBB/Baa	20	23
BB/Ba	7	6
B	2	3
C	1	—
N/R(e)	11	12

(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2020 and August 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and less than 1%, respectively, of the Trust’s total investments.

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020	BlackRock MuniHoldings Investment Quality Fund (MFL)

Investment Objective

BlackRock MuniHoldings Investment Quality Fund’s (MFL) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade (as rated or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment) municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular U.S. federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MFL
Initial Offering Date	September 26, 1997
Yield on Closing Market Price as of August 31, 2020 ($13.45)(a)	4.06%
Tax Equivalent Yield(b)	6.86%
Current Monthly Distribution per Common Share(c)	$0.0455
Current Annualized Distribution per Common Share(c)	$0.5460
Leverage as of August 31, 2020(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on October 1, 2020, was increased to $0.0485 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 6.

Market Price and Net Asset Value Per Share Summary

	08/31/20	08/31/19	Change	High	Low
Market Price	$13.45	$13.60	(1.10)%	$14.07	$9.82
Net Asset Value	14.75	14.94	(1.27)	15.41	12.26

Market Price and Net Asset Value History for the Past Five Years

TRUST SUMMARY	19

Trust Summary as of August 31, 2020 (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL)

Performance

Returns for the twelve months ended August 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MFL(a)(b)	3.02%	2.85%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	0.67	1.89

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, causing significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-August interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

The Trust’s positions in longer-term bonds, which benefited from their higher interest rate sensitivity at a time of declining yields, were key contributors to performance. (Prices rise as yields fall.) At the sector level, holdings in transportation, state and local tax-backed, and health care issues aided results. The Trust’s use of leverage also helped performance by augmenting income and amplifying the effect of rising prices. Declining rates amplified the contribution by reducing the funding cost for the leverage position.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures, which hurt performance due to the breakdown in correlation between the U.S. Treasury and municipal markets in the first quarter of 2020. While municipal bond yields rose due to a substantial increase in yield spreads, U.S. Treasury yields plunged due to investors’ “flight to quality.” The Trust did not hold any U.S. Treasury futures as of August 31, 2020.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020 (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL)

Overview of the Trust’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	08/31/20	08/31/19
Transportation	37%	42%
State	20	17
Health	15	16
County/City/Special District/School District	9	12
Education	6	4
Utilities	6	4
Tobacco	3	3
Corporate	2	1
Other	2	—
Housing	—	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2020	—%
2021	12
2022	1
2023	17
2024	5

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	08/31/20	08/31/19
AAA/Aaa	8%	7%
AA/Aa	49	53
A	27	29
BBB/Baa	7	6
BB/Ba	3	—
B	—	1
N/R	6	4

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TRUST SUMMARY	21

Trust Summary as of August 31, 2020	BlackRock MuniVest Fund, Inc. (MVF)

Investment Objective

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of an aggregate of the Trust’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowing for investment purposes, in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust primarily invests in long term municipal obligations rated investment grade at the time of investment (or, if unrated, are considered by the Trust’s investment adviser to be of comparable quality at the time of investment) and in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of August 31, 2020 ($8.77)(a)	4.58%
Tax Equivalent Yield(b)	7.74%
Current Monthly Distribution per Common Share(c)	$0.0335
Current Annualized Distribution per Common Share(c)	$0.4020
Leverage as of August 31, 2020(d)	35%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 6.

Market Price and Net Asset Value Per Share Summary

	08/31/20	08/31/19	Change	High	Low
Market Price	$8.77	$9.49	(7.59)%	$9.60	$6.07
Net Asset Value	9.60	9.83	(2.34)	10.14	7.96

Market Price and Net Asset Value History for the Past Five Years

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020 (continued)	BlackRock MuniVest Fund, Inc. (MVF)

Performance

Returns for the twelve months ended August 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MVF(a)(b)	(3.19)%	2.30%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	0.67	1.89

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, causing significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-August interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

Positions in the health care, state tax-backed and transportation sectors were the largest contributors to absolute performance due to their large weightings in the portfolio. A position in Puerto Rico was a key driver of returns in the tax-backed sector.

The Trust’s use of leverage also helped results by augmenting income and amplifying the effect of rising prices. The Trust’s positions in bonds with maturities of 20 years and above further contributed to performance. Long-term bonds benefited from their higher interest rate sensitivity given that yields fell significantly. (Prices rise as yields fall.)

Education was the only sector to finish with a negative return. Student housing bonds were negatively impacted by the coronavirus pandemic due to social distancing guidelines and virtual learning, which limited capacity utilization at many of the country’s universities.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from performance. The Trust did not hold any U.S. Treasury futures as of August 31, 2020. Reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	23

Trust Summary as of August 31, 2020 (continued)	BlackRock MuniVest Fund, Inc. (MVF)

Overview of the Trust’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	08/31/20	08/31/19
Transportation	27%	28%
Health	19	20
Utilities	10	10
State	9	8
County/City/Special District/School District	9	11
Corporate	8	5
Tobacco	7	7
Other	4	—
Education	4	8
Housing	3	3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2020	11%
2021	3
2022	5
2023	6
2024	5

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	08/31/20	08/31/19
AAA/Aaa	—%	3%
AA/Aa	30	30
A	30	28
BBB/Baa	22	21
BB/Ba	4	4
B	3	3
C	1	—
CC	—	1
N/R(e)	10	10

(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2020 and August 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 1%, respectively, of the Trust’s total investments.

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2020	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.6%
Opelika Utilities Board, Refunding RB, 4.00%, 06/01/41	$960	$1,080,346

Arizona — 7.5%
Arizona Health Facilities Authority, Refunding RB,
Series A, 5.00%, 02/01/42	2,200	2,315,566
Arizona Industrial Development Authority, Refunding RB(a)
Series A, 5.50%, 07/01/52	130	139,105
Series G, 5.00%, 07/01/47	435	444,213
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/34(a)	400	409,368
Pinal County Electric District No. 3, Refunding RB
4.75%, 07/01/21(b)	680	705,759
4.75%, 07/01/31	3,070	3,175,240
Salt Verde Financial Corp., RB
5.00%, 12/01/32	1,500	1,987,830
5.00%, 12/01/37	2,065	2,822,132
University Medical Center Corp., Refunding RB, 6.00%, 07/01/21(b)	900	943,227

		12,942,440

Arkansas — 2.8%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	960	965,779
City of Benton Arkansas, RB, 4.00%, 06/01/39	505	543,234
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, 4.00%, 10/01/40	840	923,479
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	1,835	1,895,023
Pulaski County Public Facilities Board, RB, 5.00%, 12/01/42	465	522,274

		4,849,789

California — 17.1%
California Statewide Communities Development Authority, Refunding RB, 4.00%, 03/01/48	1,345	1,484,840
Carlsbad Unified School District, GO,
Series B, Convertible, 6.00%, 05/01/34	1,000	1,214,010
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	735	753,140
Series A-2, 5.00%, 06/01/47	525	537,962
Hartnell Community College District, GO, Series D, 7.00%, 08/01/34(c)	1,650	2,105,796
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A-1, AMT, 5.75%, 03/01/34	2,000	2,047,600
Norwalk-La Mirada Unified School District, Refunding GO, Series E, (AGC), 0.00%, 08/01/38(d)	8,000	4,994,880
Palomar Community College District, GO
Series B, 0.00%, 08/01/30(d)	1,500	1,343,340
Series B, Convertible, 6.20%, 08/01/39(c)	2,605	3,309,105
Riverside County Redevelopment Successor Agency, Refunding TA, Series A, (BAM), 4.00%, 10/01/39	1,550	1,732,900
San Diego Community College District, GO, CAB, 6.00%, 08/01/33	2,800	3,708,600
San Diego County Regional Airport Authority, RB, Series B, AMT, 5.00%, 07/01/47	1,405	1,635,027
State of California, GO, 6.00%, 03/01/33	170	170,831

Security	Par (000)	Value

California (continued)
State of California, Refunding GO, 5.00%, 02/01/38	$3,000	$3,307,110
Visalia Unified School District, COP, (AGM), 4.00%, 05/01/48	1,225	1,234,334

		29,579,475

Colorado — 0.4%
Colorado Educational & Cultural Facilities Authority, Refunding RB, 5.00%, 10/01/59(a)	595	601,664

Connecticut — 1.0%
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series F, 5.00%, 07/01/21(b)	550	572,077
State of Connecticut, Refunding GO, Series E,5.00%, 09/15/37	970	1,199,240

		1,771,317

Delaware — 2.0%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/40	330	330,284
Series A, 5.00%, 07/01/48	900	889,191
County of Sussex Delaware, RB, 6.00%, 10/01/40	1,200	1,214,136
Delaware Transportation Authority, RB, 5.00%, 06/01/55	950	1,070,498

		3,504,109

Florida — 2.9%
County of Miami-Dade Seaport Department, RB, Series B, AMT, 6.00%, 10/01/31	4,135	4,628,471
Stevens Plantation Community Development District RB, SAB, Series A, 7.10%, 05/01/35(e)(f)(g)	860	412,800

		5,041,271

Georgia — 0.7%
Georgia Housing & Finance Authority, RB, S/F Housing
Series A, 3.95%, 12/01/43	195	214,248
Series A, 4.00%, 12/01/48	210	226,779
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/38	255	346,066
Series A, 5.00%, 05/15/43	330	389,017

		1,176,110

Hawaii — 0.2%
State of Hawaii Department of Budget & Finance, Refunding RB, 5.25%, 11/15/37	400	427,756

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Series A,5.00%, 03/01/39	500	556,245

Illinois — 9.7%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	775	831,877
Series D, 5.00%, 12/01/46	1,005	1,054,345
Series H, 5.00%, 12/01/36	235	258,643
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	760	855,372
Series C, 5.00%, 12/01/34	235	260,258
Series F, 5.00%, 12/01/23	310	336,015
Chicago Midway International Airport, Refunding GARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/41	870	950,466
Chicago O’Hare International Airport, Refunding RB, Series B, AMT, 4.00%, 01/01/29	1,600	1,661,120
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(b)	665	695,630
County of Will Illinois, GO, 5.00%, 11/15/45	600	696,552

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/37	$300	$302,679
Series A, 5.00%, 02/15/47	205	203,942
Series A, 5.00%, 02/15/50	100	99,453
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 11/15/45	1,205	1,365,422
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	2,980	3,456,890
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	285	307,230
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	220	223,995
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	1,150	1,199,876
State of Illinois, GO
5.50%, 05/01/39	795	927,813
Series D, 5.00%, 11/01/28	645	725,238
Upper Illinois River Valley Development Authority, Refunding RB, 5.00%, 01/01/55(a)	390	396,092

		16,808,908

Iowa — 0.2%
Iowa Finance Authority, Refunding RB, Series B, 5.25%, 12/01/50(h)	250	262,555

Kansas — 0.5%
Seward County Unified School District No. 480 Liberal, Refunding GO, 5.00%, 09/01/39	720	788,198

Kentucky — 3.8%
County of Boyle Kentucky, Refunding RB, 5.00%, 06/01/37	2,500	2,961,200
Kentucky Economic Development Finance Authority, RB, Series A, 5.38%, 01/01/23(b)	1,830	2,048,081
Kentucky Public Transportation Infrastructure Authority, RB, Convertible CAB(c)
Series C, 6.45%, 07/01/34	500	493,980
Series C, 6.60%, 07/01/39	830	806,686
Series C, 6.75%, 07/01/43	270	262,248

		6,572,195

Louisiana — 1.8%
City of Alexandria Louisiana Utilities, RB, 5.00%, 05/01/24(b)	860	1,007,722
Louisiana Local Government Environmental Facilities & Community Development Auth, RB, Series A-1, 6.50%, 11/01/35	1,050	1,058,096
Louisiana Public Facilities Authority, RB, 6.50%, 05/01/21(b)	400	416,672
Parish of St John the Baptist LA, Refunding RB, Sub- Series B-1, 2.38%, 06/01/37(h)	650	657,904

		3,140,394

Maryland — 0.3%
Anne Arundel County Consolidated Special Taxing District, ST 5.13%, 07/01/36	170	171,340

Security	Par (000)	Value

Maryland (continued)
Anne Arundel County Consolidated Special Taxing District, ST (continued) 5.25%, 07/01/44	$170	$170,422
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	210	231,722

		573,484

Massachusetts — 3.5%
Massachusetts Development Finance Agency, RB 5.00%, 01/01/48	1,115	1,257,675
5.00%, 10/01/48	830	767,982
Series A, 5.25%, 01/01/42	565	642,043
Series A, 5.00%, 01/01/47	630	701,385
Massachusetts Development Finance Agency, Refunding RB 5.00%, 04/15/40	400	430,956
5.00%, 09/01/43	750	859,890
Series A, 5.00%, 10/01/43	750	835,208
Series A, 4.00%, 06/01/49	75	80,770
Massachusetts HFA, RB, M/F Housing
Series A, 3.80%, 12/01/43	160	171,845
Series A, 3.85%, 06/01/46	205	219,793

		5,967,547

Michigan — 7.5%
Michigan Finance Authority, RB 5.00%, 11/01/44	1,555	1,786,539
Series 2014 C-2, Senior Lien, AMT, 5.00%, 07/01/22(b)	240	260,513
Michigan Finance Authority, Refunding RB, 5.00%, 11/15/41	5,560	6,506,646
Michigan State Hospital Finance Authority, Refunding RB 5.00%, 11/15/47	215	272,669
Series C, 4.00%, 12/01/32	2,100	2,211,489
Michigan State Housing Development Authority, RB, S/F Housing, Series A, 3.80%, 10/01/38	1,690	1,866,909

		12,904,765

Minnesota — 2.6%
City of Maple Grove Minnesota, Refunding RB, 4.00%, 05/01/37	880	964,278
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/49	560	663,124
City of Otsego Minnesota, Refunding RB, Series A, 5.00%, 09/01/44	425	434,316
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,080	1,131,354
Minneapolis-St Paul Metropolitan Airports Commission, Refunding ARB, Sub Series D, AMT, 5.00%, 01/01/41 .	290	332,987
Minnesota Higher Education Facilities Authority, RB Series 8-K, 4.00%, 03/01/43	385	407,445
Series B, 4.25%, 05/01/40	660	611,087

		4,544,591

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mississippi — 0.7%
County of Warren Mississippi, RB, Series A, 5.38%, 12/01/35	$400	$420,508
Mississippi Development Bank, RB, ARB, (AGM), 5.00%, 04/01/21(b)	845	868,609

		1,289,117

Missouri — 2.4%
Health & Educational Facilities Authority of the State of Missouri, RB 5.25%, 10/01/21(b)	500	527,260
4.13%, 02/15/43	300	308,439
Series A, 5.00%, 10/01/23(b)	500	573,085
Series A, 5.00%, 06/01/42	540	651,359
Series C-2, 5.00%, 10/01/34	1,000	1,131,630
Missouri Development Finance Board, RB, Series B, 5.00%, 11/01/41	900	936,279

		4,128,052

Nebraska — 1.0%
Central Plains Energy Project, RB, 5.00%, 09/01/42	600	652,296
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/45	400	452,388
Nebraska Public Power District, Refunding RB Series A, 5.00%, 01/01/32	250	265,180
Series A, 4.00%, 01/01/44	400	416,048

		1,785,912

Nevada — 0.9%
City of Las Vegas Nevada Special Improvement District No. 809, SAB, 5.65%, 06/01/23	420	424,973
County of Clark Department of Aviation, Refunding RB, Series A-2, Subordinate Lien, 4.25%, 07/01/36	1,000	1,106,100

		1,531,073

New Hampshire(a) — 0.2%
New Hampshire Business Finance Authority, Refunding RB Series B, 4.63%, 11/01/42	255	261,620
Series C, AMT, 4.88%, 11/01/42	145	149,730

		411,350

New Jersey — 11.8%
New Jersey Economic Development Authority, RB Series UU, 5.00%, 06/15/24(b)	80	94,233
Series UU, 5.00%, 06/15/40	345	373,542
AMT, (AGM), 5.13%, 07/01/42	200	217,508
Series B, AMT, 5.63%, 11/15/30	660	680,830
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	5,000	5,515,950
New Jersey Health Care Facilities Financing Authority, Refunding RB 5.00%, 10/01/37	685	767,207
Series A, 4.63%, 07/01/21(b)	510	528,656
Series A, 5.63%, 07/01/21(b)	1,700	1,776,279
Series A, 5.00%, 07/01/25	500	540,385
New Jersey Transportation Trust Fund Authority, RB Series A, 0.00%, 12/15/35(d)	1,000	588,200
Series AA, 5.00%, 06/15/45	900	979,434
Series AA, 5.00%, 06/15/46	400	434,808
Series S, 5.25%, 06/15/43	1,070	1,257,892
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/36	140	163,040

Security	Par (000)	Value

New Jersey (continued)
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	$1,860	$2,089,803
South Jersey Port Corp., RB, Series B, AMT, 5.00%, 01/01/35	625	698,325
Tobacco Settlement Financing Corp., Refunding RB Series A, 5.00%, 06/01/35	760	919,227
Series A, 5.25%, 06/01/46	1,810	2,132,180
Sub-Series B, 5.00%, 06/01/46	490	554,312

		20,311,811

New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	450	514,224

New York — 4.9%
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,160	1,160,035
Metropolitan Transportation Authority, Refunding RB Series C-1, 5.25%, 11/15/55	490	554,190
Series C-1, 5.00%, 11/15/56	320	344,486
New York City Industrial Development Agency, RB, (AMBAC), 5.00%, 01/01/39	925	926,166
New York City Water & Sewer System, Refunding RB, Series CC, 5.00%, 06/15/47	1,000	1,105,620
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	900	903,141
New York Counties Tobacco Trust VI, Refunding RB, Series A-2, 5.00%, 06/01/45	500	507,580
New York Liberty Development Corp., Refunding RB(a)
Class 1, 5.00%, 11/15/44	1,250	1,308,900
Class 2, 5.38%, 11/15/40	405	430,859
State of New York Mortgage Agency, Refunding RB, Series 211, 3.75%, 10/01/43	1,190	1,292,947

		8,533,924

North Dakota — 0.3%
County of Burleigh North Dakota, Refunding RB, Series A, 5.00%, 07/01/21(b)	480	499,051

Ohio — 5.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB Series A-2, Class 1, 3.00%, 06/01/48	1,505	1,487,286
Series B-2, Class 2, 5.00%, 06/01/55	2,255	2,472,404
City of Dayton Ohio Airport Revenue, Refunding RB, Series A, AMT, (AGM), 4.00%, 12/01/32	2,000	2,088,200
Northwest Local School District/Hamilton & Butler Counties, GO, 4.00%, 12/01/50	1,135	1,213,043
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	395	400,984
State of Ohio, Refunding RB, Series A, 5.00%, 01/15/41 .	1,500	1,569,780

		9,231,697

Oklahoma — 0.9%
Oklahoma City Public Property Authority, Refunding RB, 5.00%, 10/01/39	720	797,767
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	605	704,402

		1,502,169

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon — 1.4%
Oregon Health & Science University, RB, Series A, 4.00%, 07/01/37	$675	$769,196
Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/45	1,475	1,655,894

		2,425,090

Pennsylvania — 4.2%
Commonwealth Financing Authority, RB
5.00%, 06/01/33	335	412,258
5.00%, 06/01/34	750	918,022
(AGM), 4.00%, 06/01/39	1,365	1,552,483
Delaware River Port Authority, RB, 4.50%, 01/01/32	1,500	1,678,395
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/49	715	788,924
Series A, 4.00%, 09/01/49	495	539,342
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/45	1,250	1,444,062

		7,333,486

Puerto Rico — 6.5%
Children’s Trust Fund, Refunding RB
Asset-Backed Bonds, 5.50%, 05/15/39	315	315,258
Asset-Backed Bonds, 5.63%, 05/15/43	345	345,248
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	1,305	1,338,787
Series A, Senior Lien, 5.13%, 07/01/37	375	385,061
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 6.00%, 07/01/38	385	386,471
Series A, Senior Lien, 6.00%, 07/01/44	700	702,688
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	838	877,151
Series A-1, Restructured, 5.00%, 07/01/58	3,553	3,782,737
Series A-2, Restructured, 4.33%, 07/01/40	552	574,604
Series A-2, Restructured, 4.78%, 07/01/58	896	943,390
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	5,318	1,517,598

		11,168,993

Rhode Island — 3.3%
Rhode Island Health and Educational Building Corp., Refunding RB, Series A, (AGM), 3.75%, 05/15/32	1,155	1,305,034
Rhode Island Housing and Mortgage Finance Corp., RB, M/F Housing, Series 3-B, (FHA),4.13%, 10/01/49	480	500,338
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	1,000	1,069,780
Series B, 4.50%, 06/01/45	2,730	2,858,255

		5,733,407

South Carolina — 1.4%
South Carolina Jobs-Economic Development Authority, RB
5.00%, 04/01/44	100	108,294
4.00%, 04/01/49	100	98,563
5.00%, 04/01/49	135	145,396
4.00%, 04/01/54	105	102,356
5.00%, 04/01/54	245	263,027

Security	Par (000)	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, RB (continued)
5.00%, 01/01/55(a)	$470	$402,729
South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,000	1,119,710
South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/36	175	206,304

		2,446,379

South Dakota — 0.5%
City of Rapid City South Dakota, RB, 4.00%, 12/01/48	740	810,589

Tennessee — 2.8%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23(b)	1,950	2,176,609
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	950,714
Johnson City Health & Educational Facilities Board, RB, Series A, 5.00%, 08/15/42	800	848,208
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Building, RB, Series A, 5.00%, 07/01/40	675	774,765

		4,750,296

Texas — 9.3%
El Paso Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	890	1,044,344
Harris County-Houston Sports Authority, Refunding RB, CAB, Series G, Senior Lien, (NPFGC), 0.00%, 11/15/41(d)	11,690	4,484,752
Leander Independent School District, Refunding GO(d)
Series D, (PSF-GTD), 0.00%, 08/15/24(b)	370	216,831
Series D, (PSF-GTD), 0.00%, 08/15/35	3,630	2,078,901
Midland County Fresh Water Supply District No. 1, RB, Series A, 0.00%, 09/15/38(d)	10,760	5,423,040
Red River Education Finance Corp., RB, 5.25%, 03/15/23(b)	760	856,505
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	1,355	1,428,671
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, 7.00%, 06/30/40	500	502,280

		16,035,324

Utah — 0.9%
Salt Lake City Corp. Airport Revenue, RB, Series A, AMT, 5.00%, 07/01/43	530	631,384
Utah Charter School Finance Authority, RB, 5.00%, 10/15/48	360	423,457
Utah Charter School Finance Authority, Refunding RB, 4.00%, 04/15/42	400	428,728

		1,483,569

Vermont — 0.5%
University of Vermont and State Agricultural College, Refunding RB, 4.00%, 10/01/37	500	543,850
Vermont Student Assistance Corp., RB, Series A, AMT, 4.13%, 06/15/30	350	366,562

		910,412

Virginia — 1.8%
Ballston Quarter Community Development Authority, TA, Series A, 5.38%, 03/01/36	490	485,061

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Virginia Beach Development Authority, Refunding RB 5.00%, 09/01/44	$585	$624,838
4.00%, 09/01/48	375	361,781
Virginia Housing Development Authority, RB, M/F Housing, Series B, 4.00%, 06/01/53	385	418,326
Virginia Small Business Financing Authority, RB AMT, 5.00%, 01/01/48(a)(h)	470	471,382
Senior Lien, AMT, 6.00%, 01/01/37	725	781,992

		3,143,380

Washington — 0.4%
Washington State Housing Finance Commission, Refunding RB, 5.00%, 01/01/38(a)	600	632,370

West Virginia — 0.8%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	1,305	1,404,585

Wisconsin — 1.2%
Public Finance Authority, Refunding RB, AMT, 4.00%, 08/01/35	280	283,312
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/44	800	977,312
WPPI Energy, Refunding RB, Series A, 5.00%, 07/01/37	665	759,763

		2,020,387

Total Municipal Bonds — 129.1% (Cost: $200,577,311)		223,129,806

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 1.1%
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(j)	1,451	1,817,602

Colorado — 1.4%
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44(j)	1,950	2,350,608

Connecticut — 1.8%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	2,611	3,069,471

District of Columbia — 2.1%
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	2,992	3,624,252

Michigan — 3.5%
Michigan State Housing Development Authority, RB, S/F Housing, Series C, 3.90%, 12/01/33	5,385	6,061,625

New Jersey — 0.8%
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 06/15/36(j)	1,401	1,437,360

New York — 12.6%
City of New York Water & Sewer System, RB, Series CC, 5.00%, 06/15/47	6,000	6,702,425
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	3,990	4,354,367
Hudson Yards Infrastructure Corp., RB (j)
5.75%, 02/15/21(b)	1,548	1,583,931
5.75%, 02/15/47	952	974,386

Security	Par (000)	Value

New York (continued)
New York City Water & Sewer System, Refunding RB, Series BB, 4.00%, 06/15/47	$3,660	$3,878,502
New York Liberty Development Corp., RB, 5.25%, 12/15/43	2,505	2,632,606
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 03/15/31	1,560	1,631,682

		21,757,899

Texas — 6.0%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/43	1,580	1,731,980
El Paso Independent School District, GO, (PSF-GTD), 4.00%, 08/15/48	2,999	3,588,845
Houston Community College System, GO, 4.00%, 02/15/43	2,998	3,218,110
San Antonio Water System, Refunding RB, Series C, Junior Lien, 5.00%, 05/15/46	1,515	1,825,515

		10,364,450

Virginia — 2.6%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.00%, 07/01/48	1,996	2,453,792
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	1,860	2,090,863

		4,544,655

Washington — 1.9%
Washington State Convention Center Public Facilities District, RB, 5.00%, 07/01/58	3,000	3,353,340

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.8% (Cost: $55,406,729)		58,381,262

Total Long-Term Investments — 162.9% (Cost: $255,984,040)		281,511,068

	Shares

Short-Term Securities

Money Market Funds — 2.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(k)(l)	4,208,944	4,209,786

Total Short-Term Securities — 2.4% (Cost: $4,209,942)		4,209,786

Total Investments — 165.3% (Cost: $260,193,982)		285,720,854

Other Assets Less Liabilities — 1.0%		1,715,601

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.1)%		(34,698,046)

VMTP Shares at Liquidation Value — (46.2)%		(79,900,000)

Net Assets Applicable to Common Shares — 100.0%		$172,838,409

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Bond Trust (BBK)

(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Non-income producing security.
(h)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between December 15, 2020 to February 15, 2047, is $4,765,903. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Trust.
(l)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$7,802	$4,200,116	(a)	$—	$2,024	$(156)	$4,209,786	4,208,944	$9,159	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(1,677,947)	$—	$(1,677,947)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$34,381	$—	$34,381

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$8,060,484

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Bond Trust (BBK)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$222,717,006	$412,800	$223,129,806
Municipal Bonds Transferred to Tender Option Bond Trusts	—	58,381,262	—	58,381,262
Short-Term Securities
Money Market Funds	4,209,786	—	—	4,209,786

	$4,209,786	$281,098,268	$412,800	$285,720,854

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(34,682,946)	$—	$(34,682,946)
VMTP Shares at Liquidation Value	—	(79,900,000)	—	(79,900,000)

	$—	$(114,582,946)	$—	$(114,582,946)

See notes to financial statements.

SCHEDULE OF INVESTMENTS	31

Schedule of Investments August 31, 2020	BlackRock Municipal Income Investment Quality Trsut (BAF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.3%
Selma Industrial Development Board, RB, Series A, 5.38%, 12/01/35	$335	$352,175

Arizona — 2.6%
Arizona Industrial Development Authority, RB (a) 4.38%, 07/01/39	250	257,595
Series A, 5.00%, 07/01/39	210	217,751
Series A, 5.00%, 07/01/49	240	246,310
Series A, 5.00%, 07/01/54	185	189,285
Industrial Development Authority of the County of Pima, RB, 5.00%, 06/15/47(a)	370	357,945
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	100	106,952
5.00%, 07/01/54(a)	225	235,764
Series A, 4.13%, 09/01/38	300	341,820
Maricopa County Pollution Control Corp., Refunding RB,Series B, 3.60%, 04/01/40	1,400	1,461,894

		3,415,316

California — 8.1%
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	505	571,261
Series I, 5.50%, 11/01/30	1,000	1,158,900
Series I, 5.50%, 11/01/31	1,500	1,735,695
California Statewide Communities Development Authority, Refunding RB, 4.00%, 03/01/42	1,000	1,130,150
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	690	707,029
Series A-2, 5.00%, 06/01/47	195	199,814
Kern Community College District, GO, Series C, 5.50%, 11/01/23(b)	1,025	1,194,791
Redondo Beach Unified School District, GO, Series E, 5.50%, 08/01/21(b)	1,000	1,048,590
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23(b)	1,835	2,083,074
Series J, 5.25%, 05/15/38	520	581,308
Washington Township Health Care District, GO, Series B, 5.50%, 08/01/40	380	427,257

		10,837,869

Colorado — 4.2%
City & County of Denver Colorado Airport System Revenue, RB, Series B, 5.25%, 11/15/32	3,250	3,680,072
City & County of Denver Colorado, RB, CAB, Series A-2, 0.00%, 08/01/38(c)	915	490,833
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(a)	360	357,052
Colorado Educational & Cultural Facilities Authority, Refunding RB, 5.00%, 10/01/59(a)	480	485,376
Denver International Business Center Metropolitan District No. 1, GO, Series A, 4.00%, 12/01/48	555	562,870

		5,576,203

District of Columbia — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	700	763,070

Security	Par (000)	Value

Florida — 10.9%
Capital Trust Agency, Inc., RB
Series A, 5.00%, 06/01/45(a)(d)	$205	$202,101
Series A, 5.00%, 12/15/49	160	173,787
Series A, 5.00%, 12/15/54	140	152,018
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/31 .	4,525	4,743,196
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	795	882,092
County of Miami-Dade Seaport Department, RB, Series A, 6.00%, 10/01/38	4,215	4,705,415
County of Osceola Florida Transportation Revenue, Refunding RB(c)
Series A-2, 0.00%, 10/01/46	625	248,800
Series A-2, 0.00%, 10/01/47	605	231,007
Series A-2, 0.00%, 10/01/48	430	157,931
Series A-2, 0.00%, 10/01/49	355	125,059
Esplanade Lake Club Community Development District, SAB, Series A-1, 4.13%, 11/01/50	615	625,000
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	115	120,634
Orange County Health Facilities Authority, Refunding RB, 5.00%, 08/01/41	1,305	1,412,715
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(b)	745	846,305

		14,626,060

Georgia — 6.2%
City of Atlanta Georgia Department of Aviation, Refunding RB, Series C, 6.00%, 01/01/30	2,500	2,545,825
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	2,225	3,147,863
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	710	807,696
4.00%, 01/01/59	1,335	1,488,805
Municipal Electric Authority of Georgia, Refunding RB, Series A, 4.00%, 01/01/49	260	294,388

		8,284,577

Idaho — 0.6%
Idaho Health Facilities Authority, RB, 4.00%, 12/01/43	670	767,304

Illinois — 18.7%
Chicago O’Hare International Airport, RB
Series A, 3rd Lien, 5.75%, 01/01/21(b)	690	702,661
Series A, 3rd Lien, 5.75%, 01/01/39	135	137,025
Series C, 3rd Lien, 6.50%, 01/01/21(b)	1,500	1,531,260
Chicago O’Hare International Airport, Refunding RB, Series C, 3rd Lien, (AGC), 5.25%, 01/01/30	1,000	1,003,720
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(b)	6,185	6,479,341
Chicago Transit Authority, Refunding RB, (AGM), 5.00%, 06/01/28	3,000	3,007,170
City of Chicago Illinois Wastewater Transmission Revenue, RB, 2nd Lien, 5.00%, 01/01/42	1,480	1,540,562
Cook County Community College District No. 508, GO
5.50%, 12/01/38	855	903,316
5.25%, 12/01/43	1,430	1,487,758
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/37	520	524,644
Series A, 6.00%, 08/15/41	1,885	1,973,369
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	450	485,100

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Income Investment Quality Trsut (BAF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	$465	$473,444
Railsplitter Tobacco Settlement Authority, RB(b)
5.50%, 06/01/21	915	951,179
6.00%, 06/01/21	260	271,276
State of Illinois, GO
5.25%, 02/01/31	610	661,697
5.25%, 02/01/32	1,010	1,094,173
5.50%, 07/01/33	1,000	1,075,970
5.50%, 07/01/38	270	287,828
Series D, 5.00%, 11/01/28	255	286,722
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27 .	90	102,835

		24,981,050

Louisiana — 0.1%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Series A-2, 6.50%, 11/01/35	155	156,195

Maryland — 0.4%
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38 ..	475	524,134

Massachusetts — 1.7%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	695	773,751
Massachusetts Development Finance Agency, Refunding RB
Series A, 5.00%, 10/01/35	500	562,255
Series C, (AGM), 3.00%, 10/01/45	375	380,010
Series C, (AGM), 4.00%, 10/01/45	470	528,106

		2,244,122

Michigan — 0.0%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	5	5,022

Minnesota — 2.9%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	3,050	3,334,687
Series A, 5.25%, 02/15/58	520	609,404

		3,944,091

Mississippi — 1.7%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	1,000	1,174,470
Mississippi State University Educational Building Corp., Refunding RB, 5.25%, 08/01/23(b)	1,000	1,145,980

		2,320,450

New Hampshire — 0.1%
New Hampshire Business Finance Authority, Refunding RB, Series A, 3.63%, 07/01/43(a)(e)	185	186,156

New Jersey — 7.0%
New Jersey Economic Development Authority, RB, Series EEE, 5.00%, 06/15/43	160	183,861
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/47	300	326,457
New Jersey State Turnpike Authority, RB, 5.00%, 07/01/22(b)	1,120	1,218,045
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/46	2,070	2,366,424
Series AA, 5.50%, 06/15/39	1,620	1,762,933

Security	Par (000)	Value

New Jersey (continued)
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	$270	$299,138
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	580	701,516
Series A, 5.25%, 06/01/46	1,365	1,607,970
Sub-Series B, 5.00%, 06/01/46	810	916,312

		9,382,656

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	100	105,538

New York — 3.8%
Metropolitan Transportation Authority, RB
Series A, 5.25%, 11/15/21(b)	1,565	1,660,184
Series A-1, 5.25%, 11/15/39	1,000	1,058,880
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	805	872,950
Series C-1, 5.25%, 11/15/56	10	10,862
New York Liberty Development Corp., Refunding RB, Class 1, 5.00%, 11/15/44(a)	460	481,675
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	460	533,347
Westchester Tobacco Asset Securitization Corp., Refunding RB, Series C, 4.00%, 06/01/42	400	401,644

		5,019,542

North Carolina — 0.2%
North Carolina Turnpike Authority, RB, Senior Lien, (AGM), 4.00%, 01/01/55	260	292,802

Ohio — 2.5%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	1,890	2,072,215
County of Hamilton Ohio, Refunding RB, 4.00%, 08/15/50	655	738,657
Ohio Turnpike & Infrastructure Commission, RB, Series A-1, Junior Lien, 5.25%, 02/15/31	470	524,797

		3,335,669

Oregon — 0.7%
Clackamas County School District No. 12 North Clackamas, GO, Series A, 0.00%, 06/15/38(c)	510	272,299
Medford Hospital Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/50	290	331,290
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow, GO, CAB, Series A, 0.00%, 06/15/38(c)	530	320,730

		924,319

Pennsylvania — 2.7%
Bristol Township School District, GO, 5.25%, 06/01/37	1,500	1,662,660
Pennsylvania Turnpike Commission, RB
Series C, 5.00%, 12/01/23(b)	1,305	1,506,009
Series C, 5.00%, 12/01/43	415	462,501

		3,631,170

Puerto Rico — 4.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,774	1,856,881
Series A-1, Restructured, 5.00%, 07/01/58	2,403	2,558,378
Series A-2, Restructured, 4.33%, 07/01/40	580	603,751
Series A-2, Restructured, 4.78%, 07/01/58	121	127,400

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series B-1, Restructured, 4.75%, 07/01/53	$187	$196,152
Series B-2, Restructured, 4.78%, 07/01/58	181	190,171
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	1,638	467,436

		6,000,169

Rhode Island — 0.8%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/40	1,050	1,123,269

South Carolina — 8.2%
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	140	141,771
4.38%, 11/01/49	205	206,716
County of Charleston South Caolina, RB, 5.25%, 12/01/38 .	1,525	1,741,275
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(a)	375	321,326
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/38	2,875	3,366,424
Series A, 5.00%, 05/01/43	880	1,031,923
Series A, 5.00%, 05/01/48	785	920,766
South Carolina Public Service Authority, RB
Series E, 5.00%, 12/01/48	440	485,971
Series E, 5.50%, 12/01/53	500	559,855
South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	1,825	2,119,993

		10,896,020

Tennessee — 1.9%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Building, Refunding RB
Series A, 4.00%, 10/01/49	230	212,881
Series A, 5.25%, 10/01/58	2,155	2,298,502

		2,511,383

Texas — 6.0%
City of Beaumont Texas, GO, 5.25%, 03/01/37	980	1,086,624
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	1,000	1,126,520
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	195	198,565
North Texas Tollway Authority, Refunding RB (AGM), 6.00%, 01/01/21(b)	1,000	1,019,220
4.25%, 01/01/49	2,555	2,921,898
Red River Education Finance Corp., RB, 5.25%, 03/15/23(b)	440	495,871
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	110	114,288
Texas Transportation Commission, RB
0.00%, 08/01/43(c)	795	307,625
Series A, 5.00%, 08/01/57	240	279,081
Texas Transportation Commission, RB, CAB, 0.00%, 08/01/39(c)	1,000	484,630

		8,034,322

Security	Par (000)	Value

Utah(a) — 0.2%
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/39	$100	$104,755
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40	150	157,024

		261,779

Virginia — 0.8%
Lexington Industrial Development Authority, RB, 5.00%, 01/01/22(b)	370	393,702
Virginia Housing Development Authority, RB, S/F Housing, Series E, 2.80%, 07/01/55	685	694,659

		1,088,361

Washington(a) — 0.9%
Washington State Housing Finance Commission, RB, Series A, 5.00%, 01/01/55	220	213,400
Washington State Housing Finance Commission, Refunding RB, 5.00%, 01/01/43	900	937,530

		1,150,930

Wisconsin — 0.6%
Public Finance Authority, RB
Series A, 5.00%, 11/15/41	75	87,201
Series A, 5.00%, 07/01/55	130	132,193
Series A-1, 4.50%, 01/01/35(a)	230	228,696
Public Finance Authority, Refunding RB
5.00%, 09/01/54(a)	130	115,145
Series A, 3.00%, 01/01/50	235	237,030

		800,265

Total Municipal Bonds — 100.0% (Cost: $123,814,605)		133,541,988

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 10.9%
Sacramento Area Flood Control Agency, Refunding SAB, Series A, 5.00%, 10/01/43	2,775	3,369,294
San Marcos Unified School District, GO, Series A, 5.25%, 08/01/21(b)	10,680	11,174,591

		14,543,885

Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49(g)	1,490	1,639,760

Connecticut — 1.1%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,306	1,534,736

District of Columbia — 0.7%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	790	893,237

Florida — 1.4%
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(g)	1,771	1,925,448

Georgia — 0.9%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	1,025	1,146,462

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Idaho — 1.5%
Idaho State Building Authority, RB, Series A, 4.00%, 09/01/48	$1,700	$1,935,824

Illinois — 5.6%
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	825	957,181
Series B, 5.00%, 01/01/40	3,329	3,882,257
Series C, 5.00%, 01/01/38	2,252	2,582,979

		7,422,417

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,455	1,572,782

Michigan — 3.7%
Michigan Finance Authority, RB, 4.00%, 02/15/47	1,624	1,828,188
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	2,650	3,154,772

		4,982,960

Nevada — 3.2%
Las Vegas Valley Water District, Refunding GO, Series C, 5.00%, 06/01/28	4,100	4,245,509

New Jersey — 0.8%
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 06/15/36(g)	1,000	1,026,686

New York — 14.8%
City of New York, GO, Sub-Series-D1, Series D, 5.00%, 12/01/43(g)	2,620	3,185,553
Hudson Yards Infrastructure Corp., RB (g)
5.75%, 02/15/21(b)	619	633,572
5.75%, 02/15/47	381	389,754
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	1,890	2,114,759
New York City Water & Sewer System, Refunding RB
Series BB, 5.25%, 12/15/21(b)	4,993	5,317,579
Series FF, 5.00%, 06/15/45	3,019	3,231,050
New York Liberty Development Corp., RB, 5.25%, 12/15/43	2,955	3,105,530
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(g)	1,740	1,835,609

		19,813,406

North Carolina — 3.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/55(b)	2,400	2,962,224
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48	912	982,174

		3,944,398

Pennsylvania — 3.7%
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	1,094	1,310,635
Pennsylvania Turnpike Commission, Refunding RB, Sub- Series B-2, (AGM), 5.00%, 06/01/35	1,640	2,008,967
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,349	1,573,366

		4,892,968

Security	Par (000)	Value

Rhode Island — 1.6%
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	$1,982	$2,160,222

Texas — 7.0%
North Texas Tollway Authority, RB, Series A, 5.50%, 09/01/21(b)	2,310	2,431,298
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 11/15/38	4,456	4,904,594
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	1,114	1,200,098
Series A, (GNMA), 3.75%, 09/01/49	790	851,570

		9,387,560

Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.50%, 07/01/57(g)	1,338	1,663,588

West Virginia — 1.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(g)	1,511	1,702,642

Wisconsin — 2.5%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 4.10%, 11/01/43	1,342	1,489,871
Series A, 4.45%, 05/01/57	1,678	1,862,373

		3,352,244

Total Municipal Bonds Transferred to Tender Option BondTrusts — 67.3% (Cost: $83,870,972)		89,786,734

Total Long-Term Investments — 167.3% (Cost: $207,685,577)		223,328,722

	Shares

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	335,407	335,474

Total Short-Term Securities — 0.2% (Cost: $335,474)		335,474

Total Investments — 167.5% (Cost: $208,021,051)		223,664,196

Other Assets Less Liabilities — 1.2%		1,638,915

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (37.1)%		(49,576,705)

VMTP Shares at Liquidation Value — (31.6)%		(42,200,000)

Net Assets Applicable to Common Shares — 100.0%		$133,526,406

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	When-issued security.
(e)	Represents less than 1% of the Trust’s total investments.

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Income Investment Quality Trust (BAF)

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between December 15, 2020 to February 15, 2047, is $7,006,251. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash,Institutional Class	$467,015	$—	$(132,110	)(a)	$569	$—	$335,474	335,407	$2,723	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(1,387,561)	$—	$(1,387,561)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$23,686	$—	$23,686

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$6,001,598

(a)	Der\ivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Income Investment Quality Trust (BAF)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$133,541,988	$—	$133,541,988
Municipal Bonds Transferred to Tender Option Bond Trusts	—	89,786,734	—	89,786,734
Short-Term Securities
Money Market Funds	335,474	—	—	335,474

	$335,474	$223,328,722	$—	$223,664,196

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(49,539,022)	$—	$(49,539,022)
VMTP Shares at Liquidation Value	—	(42,200,000)	—	(42,200,000)

	$—	$(91,739,022)	$—	$(91,739,022)

See notes to financial statements.

SCHEDULE OF INVESTMENTS	37

Schedule of Investments August 31, 2020	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.3%
City of Birmingham Albama, GO, Series A-1, Convertible, 5.00%, 03/01/45	$1,165	$1,357,330
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	3,800	3,817,860

		5,175,190

Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Series A, 5.50%, 10/01/41	1,070	1,119,252

Arizona(b) — 1.2%
Arizona Industrial Development Authority, RB 4.38%, 07/01/39	725	747,025
Series A, 5.00%, 07/01/39	610	632,515
Series A, 5.00%, 07/01/49	690	708,140
Series A, 5.00%, 07/01/54	530	542,275
Industrial Development Authority of the County of Pima, RB, 5.00%, 06/15/47	1,065	1,030,302
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52	595	567,874
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39	255	272,728
5.00%, 07/01/54	590	618,226

		5,119,085

California — 12.2%
California Health Facilities Financing Authority, Refunding RB, Sub-Series A-2, 5.00%, 11/01/47	1,465	2,301,164
California Infrastructure & Economic Development Bank, RB, Series A, 1st Lien, (AMBAC), 5.00%, 01/01/28(a)	10,100	13,314,325
California State Public Works Board, RB, Series I, 5.50%, 11/01/33	1,415	1,632,089
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	1,620	1,720,310
California Statewide Communities Development Authority, Refunding RB, 4.00%, 03/01/48	3,175	3,505,105
Golden State Tobacco Securitization Corp., Refunding RB Series A-1, 5.00%, 06/01/47	2,060	2,110,841
Series A-2, 5.00%, 06/01/47	565	578,950
Mount San Antonio Community College District, Refunding GO, Series A, Convertible, 6.25%,08/01/43(c)	1,580	1,724,001
Riverside County Redevelopment Successor Agency, Refunding TA, Series A, (BAM), 4.00%, 10/01/39	3,700	4,136,600
San Diego Unified School District, GO(d) Series C, 0.00%, 07/01/38	2,000	1,362,800
Series G, 0.00%, 01/01/24(a)	3,425	1,754,207
San Diego Unified School District, GO, CAB(d) Series K-2, 0.00%, 07/01/38	1,745	989,363
Series K-2, 0.00%, 07/01/39	2,115	1,147,366
Series K-2, 0.00%, 07/01/40	2,715	1,410,904
San Diego Unified School District, Refunding GO, Series R-1, 0.00%, 07/01/31(d)	1,400	1,206,772
State of California, GO, 5.00%, 04/01/42	3,000	3,196,740

Security	Par (000)	Value

California (continued)
State of California, Refunding GO, 5.00%, 10/01/41	$1,100	$1,150,127
Yosemite Community College District, GO, Series D, 0.00%, 08/01/37(d)	10,000	7,075,500

		50,317,164

Colorado — 0.6%
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	1,305	1,445,052
Sabell Metropolitan District, GO, Series A, 5.00%, 12/01/50(b)	1,055	1,024,901

		2,469,953

Connecticut — 0.7%
State of Connecticut, Refunding GO, Series E, 5.00%, 09/15/37	2,280	2,818,832

Delaware — 0.7%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/40	770	770,662
Series A, 5.00%, 07/01/48	2,110	2,084,659

		2,855,321

District of Columbia — 2.4%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	9,500	9,767,805

Florida — 4.6%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	1,795	1,978,449
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/45(b)(e)	615	606,304
County of Miami-Dade Seaport Department, RB, Series A, 6.00%, 10/01/38	2,770	3,092,289
Florida Development Finance Corp., Refunding RB, 5.00%, 09/15/40(b)	340	358,486
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	3,910	4,355,701
Miami-Dade County Health Facilities Authority, Refunding RB, 5.00%, 08/01/42	685	808,081
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	630	682,000
5.00%, 08/01/47	1,845	1,982,582
Preserve at South Branch Community Development District, SAB
4.00%, 11/01/39	300	303,762
4.00%, 11/01/50	500	495,780
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(a)	1,340	1,522,213
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(a)	2,000	2,108,840
Westside Community Development District, Refunding SAB (b)
4.10%, 05/01/37	260	269,635
4.13%, 05/01/38	260	269,337

		18,833,459

Georgia — 2.9%
City of Atlanta Georgia Department of Aviation, Refunding RB,
Series C, 6.00%, 01/01/30	7,500	7,637,475
Gainesville & Hall County Hospital Authority, Refunding RB,
Series A, (GTD), 5.50%, 08/15/54	545	634,974

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Georgia Housing & Finance Authority, RB, S/F Housing
Series A, 3.95%, 12/01/43	$460	$505,407
Series A, 4.00%, 12/01/48	500	539,950
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/38	595	807,486
Series A, 5.00%, 05/15/43	775	913,601
Private Colleges & Universities Authority, RB
5.00%, 04/01/33	155	175,424
5.00%, 04/01/44	595	658,201

		11,872,518

Illinois — 15.2%
Chicago O’Hare International Airport, RB, Series D, Senior Lien, 5.25%, 01/01/42	3,300	3,904,098
Chicago O’Hare International Airport, Refunding RB, Series D, Senior Lien, 5.25%, 01/01/34	9,800	10,718,554
Chicago Transit Authority Sales Tax Receipts Fund, RB
5.25%, 12/01/21(a)	650	681,870
5.25%, 12/01/49	3,500	3,891,265
Cook County Community College District No. 508, GO
5.13%, 12/01/38	7,700	8,010,926
5.50%, 12/01/38	1,000	1,056,510
Cook County Forest Preserve District, Refunding GO, Series B, 5.00%, 12/15/37	210	224,034
County of Will Illinois, GO, 5.00%, 11/15/45	1,400	1,625,288
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	480	477,523
Series A, 5.00%, 02/15/50	240	238,687
Illinois Finance Authority, Refunding RB
Series A, 5.00%, 11/15/45	2,815	3,189,761
Series B, 4.00%, 08/15/41	900	994,680
Series C, 4.13%, 08/15/37	3,130	3,372,481
Series C, 5.00%, 08/15/44	390	435,497
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	7,020	8,143,411
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	670	722,260
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	515	524,352
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(a)	710	740,793
State of Illinois, GO
5.25%, 07/01/29	8,345	8,964,283
5.50%, 07/01/33	880	946,854
5.50%, 07/01/38	1,475	1,572,394
5.50%, 05/01/39	1,840	2,147,390

		62,582,911

Indiana — 0.3%
Indiana Finance Authority, RB, Series A, 1st Lien, 5.25%, 10/01/38	1,100	1,153,097

Iowa — 0.8%
Iowa Finance Authority, RB, 5.50%, 07/01/33	3,000	3,379,710

Louisiana — 0.1%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Series A-2, 6.50%, 11/01/35	465	468,585

Security	Par (000)	Value

Maryland — 1.7%
County of Montgomery Maryland, RB, 4.00%, 12/01/44	$1,810	$1,958,782
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	500	551,720
Maryland Health & Higher Educational Facilities Authority, RB,
4.00%, 07/01/48	4,000	4,411,360

		6,921,862

Massachusetts — 2.9%
Massachusetts Development Finance Agency, RB
5.00%, 01/01/48	2,595	2,927,056
5.00%, 10/01/48	1,970	1,822,802
Series A, 5.00%, 01/01/47	2,370	2,638,545
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/37	190	211,584
5.00%, 09/01/43	1,750	2,006,410
Series A, 4.00%, 06/01/49	185	199,232
Massachusetts HFA, RB, M/F Housing, Series A, 3.85%, 06/01/46	490	525,358
Massachusetts School Building Authority, RB, Series A, 5.00%, 05/15/43	1,395	1,547,376

		11,878,363

Michigan — 6.9%
Michigan Finance Authority, RB, 5.00%, 11/01/44	3,640	4,181,996
Michigan Finance Authority, Refunding RB
5.00%, 12/01/21(a)	9,050	9,593,090
5.00%, 11/15/41	2,235	2,615,531
Michigan State Building Authority, Refunding RB
Series I-A, 5.38%, 10/15/36	2,000	2,105,600
Series I-A, 5.38%, 10/15/41	800	839,872
Series II-A, 5.38%, 10/15/36	1,500	1,579,200
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	500	634,115
Michigan State Housing Development Authority, RB, S/F Housing, Series A, 3.80%, 10/01/38	3,965	4,380,056
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 09/01/39	1,560	1,754,673
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/39	430	478,014

		28,162,147

Minnesota — 0.4%
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/49	1,315	1,557,157

Nebraska — 1.7%
Central Plains Energy Project, RB, 5.25%, 09/01/37	6,345	6,929,248

New Hampshire — 0.1%
New Hampshire Business Finance Authority, Refunding RB, Series A, 3.63%, 07/01/43(b)(f)	550	553,438

New Jersey — 9.6%
New Jersey Economic Development Authority, RB
Series DDD, 5.00%, 06/15/42	375	421,965
Series WW, 5.25%, 06/15/25(a)	20	24,674
Series WW, 5.25%, 06/15/33	170	192,022
Series WW, 5.00%, 06/15/34	225	249,950
Series WW, 5.00%, 06/15/36	1,395	1,542,298

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, RB (continued)
Series WW, 5.25%, 06/15/40	$380	$422,590
New Jersey Economic Development Authority, Refunding RB, Series A, 4.00%, 07/01/32	930	981,076
New Jersey Health Care Facilities Financing Authority, Refunding RB, 5.00%, 10/01/37	1,605	1,797,616
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.50%, 06/15/21(a)	3,000	3,125,970
Series AA, 5.25%, 06/15/33	1,660	1,810,678
Series AA, 5.00%, 06/15/36	5,070	5,424,241
Series AA, 5.00%, 06/15/38	945	1,026,450
Series AA, 5.50%, 06/15/39	3,785	4,118,951
Series B, 5.25%, 06/15/36	5,000	5,131,450
Series D, 5.00%, 06/15/32	900	1,001,556
Series S, 5.25%, 06/15/43	2,150	2,527,540
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/38(d)	5,845	3,052,376
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/36	340	395,954
South Jersey Port Corp., RB, Series A, 5.00%, 01/01/49	720	795,514
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,750	2,116,642
Series A, 5.25%, 06/01/46	1,725	2,032,050
Sub-Series B, 5.00%, 06/01/46	1,130	1,278,312

		39,469,875

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/49	220	230,747
New Mexico Hospital Equipment Loan Council, Refunding
RB, Series VIC, 5.00%, 08/01/44	405	462,802

		693,549

New York — 3.1%
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/21(a)	480	491,885
Metropolitan Transportation Authority, Refunding RB
Series C-1, 5.25%, 11/15/55	1,135	1,283,685
Series C-1, 5.00%, 11/15/56	1,690	1,819,319
New York City Transitional Finance Authority Future Tax
Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/32	1,650	1,803,186
New York City Water & Sewer System, Refunding RB, Series BB, 4.00%, 06/15/47	2,855	3,025,443
New York Liberty Development Corp., Refunding RB, Class 1, 5.00%, 11/15/44(b)	1,240	1,298,429
State of New York Mortgage Agency, Refunding RB, Series 211, 3.75%, 10/01/43	2,810	3,053,093

		12,775,040

Ohio — 4.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 3.00%, 06/01/48	3,495	3,453,864
Series B-2, Class 2, 5.00%, 06/01/55	5,455	5,980,917
County of Lucas Ohio, Refunding RB, Series A, 6.50%, 11/15/21(a)	610	656,256
Northwest Local School District/Hamilton & Butler Counties, GO, 4.00%, 12/01/50	2,645	2,826,870

Security	Par (000)	Value

Ohio (continued)
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/32	$780	$869,965
Series A-1, Junior Lien, 5.25%, 02/15/33	1,095	1,219,907
State of Ohio, Refunding RB, Series A, 5.00%, 01/15/41	2,500	2,616,300

		17,624,079

Oregon — 0.4%
Clackamas County School District No. 12 North Clackamas, GO, Series A, 0.00%, 06/15/38(d)	1,115	595,321
Washington & Multnomah Counties School District No. 48J Beaverton, GO, CAB, Series D, 5.00%, 06/15/36	945	1,177,801

		1,773,122

Pennsylvania — 5.2%
Commonwealth Financing Authority, RB
5.00%, 06/01/33	790	972,190
5.00%, 06/01/34	1,750	2,142,052
(AGM), 4.00%, 06/01/39	3,230	3,673,640
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	1,145	1,247,569
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	4,245	4,837,050
Pennsylvania Turnpike Commission, RB
6.00%, 12/01/20(a)	625	633,994
Series A, 5.00%, 12/01/38	695	800,133
Series A-1, 5.00%, 12/01/41	2,730	3,190,032
Series B, 5.00%, 12/01/40	1,060	1,232,801
Series C, 5.50%, 12/01/23(a)	630	737,220
Pennsylvania Turnpike Commission, Refunding RB
5.00%, 12/01/35	860	1,031,665
Series A-1, 5.00%, 12/01/40	850	981,546

		21,479,892

Puerto Rico — 4.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,112	5,350,833
Series A-1, Restructured, 5.00%, 07/01/58	6,950	7,399,387
Series A-2, Restructured, 4.33%, 07/01/40	1,688	1,757,123
Series A-2, Restructured, 4.78%, 07/01/58	349	367,459
Series B-1, Restructured, 4.75%, 07/01/53	536	562,232
Series B-2, Restructured, 4.78%, 07/01/58	520	546,348
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	6,308	1,800,114

		17,783,496

Rhode Island — 1.5%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 06/01/45	5,855	6,130,068

South Carolina — 5.0%
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(b)	1,095	938,272
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, (AGM), 6.50%, 08/01/21(a)	260	275,111
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	6,960	7,878,929
Series E, 5.50%, 12/01/53	1,610	1,802,733
South Carolina Public Service Authority, Refunding RB
Series B, 5.00%, 12/01/38	2,360	2,625,689

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
South Carolina Public Service Authority, Refunding RB (continued) Series B, (AGM), 5.00%, 12/01/56	$2,845	$3,373,402
Spartanburg Regional Health Services District, Refunding RB, Series A, 4.00%, 04/15/43	3,500	3,823,820

		20,717,956

South Dakota — 0.5%
City of Rapid City South Dakota, RB, 4.00%, 12/01/48	1,760	1,927,886

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Building, RB, Series A, 5.00%, 07/01/40	35	40,173

Texas — 15.4%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/38	615	676,875
Coppell Independent School District, Refunding GO, CAB, (PSF-GTD), 0.00%, 08/15/30(d)	10,030	8,722,489
County of Harris Texas, Refunding GO(d)
(NPFGC), 0.00%, 08/15/25	7,485	7,238,220
(NPFGC), 0.00%, 08/15/28	10,915	9,932,977
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	1,090	1,236,049
El Paso Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	2,110	2,475,916
Grand Parkway Transportation Corp., RB, CAB, Series B, 5.80%, 10/01/46(c)	2,365	2,611,930
Harris County-Houston Sports Authority, Refunding RB(d)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(a)	5,965	2,544,550
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/38	10,925	4,164,501
Harris County-Houston Sports Authority, Refunding RB, CAB(d)
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/38	5,785	2,525,268
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/39	6,160	2,516,976
Leander Independent School District, Refunding GO, Series D, (PSF-GTD), 0.00%, 08/15/38(d)	3,775	1,843,483
Midland County Fresh Water Supply District No. 1, RB, Series A, 0.00%, 09/15/36(d)	2,340	1,316,110
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	580	590,602
North Texas Tollway Authority, RB(a)
Series A, 6.00%, 09/01/21	1,000	1,057,480
Series B, 0.00%, 09/01/31(d)	1,975	1,062,965
Series C, Convertible, 6.75%, 09/01/31(c)	2,500	3,747,350
North Texas Tollway Authority, Refunding RB, Series B, 5.00%, 01/01/40	385	418,953
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	3,155	3,326,537
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	330	342,863
Texas Municipal Gas Acquisition & Supply Corp. III, RB
5.00%, 12/15/31	2,105	2,219,386
5.00%, 12/15/32	2,540	2,665,451

		63,236,931

Security	Par (000)	Value

Utah — 0.8%
Salt Lake City Corp. Airport Revenue, RB, Series B, 5.00%, 07/01/43	$2,100	$2,543,541
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49(b)	235	242,069
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55(b)	450	460,057

		3,245,667

Virginia — 0.8%
Virginia Beach Development Authority, Refunding RB
5.00%, 09/01/44	1,375	1,468,637
4.00%, 09/01/48	885	853,804
Virginia Housing Development Authority, RB, M/F
Housing, Series B, 4.00%, 06/01/53	895	972,471

		3,294,912

Washington — 1.0%
Washington Health Care Facilities Authority, RB, Series B, 5.00%, 08/15/44	2,000	2,147,700
Washington State Housing Finance Commission, RB, Series A, 5.00%, 01/01/55(b)	625	606,250
Washington State Housing Finance Commission, Refunding RB, 5.00%, 01/01/38(b)	1,400	1,475,530

		4,229,480

West Virginia — 0.8%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	3,050	3,282,746

Wisconsin — 2.4%
Public Finance Authority, RB
Series A, 5.00%, 07/15/39(b)	120	124,298
Series A, 5.00%, 07/15/49(b)	455	464,114
Series A, 5.00%, 07/15/54(b)	215	218,666
Series A, 5.00%, 07/01/55	395	401,664
Series A-1, 4.50%, 01/01/35(b)	685	681,116
Public Finance Authority, Refunding RB, 5.00%, 09/01/39(b)	375	353,051
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 04/01/44	1,895	2,315,008
Series C, 4.00%, 02/15/42	5,000	5,376,400

		9,934,317

Total Municipal Bonds — 112.3% (Cost: $412,096,617)		461,574,286

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

California — 1.8%
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(h)	3,432	4,299,149

Visalia Unified School District, COP, (AGM), 4.00%, 05/01/48	3,078	3,100,789

		7,399,938

Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44(h)	4,605	5,551,051

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	$1,561	$1,834,627

Florida — 1.4%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	3,500	3,850,910
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(a)	1,950	2,118,032

		5,968,942

Illinois — 4.6%
Illinois Finance Authority, RB, Series A, (AGM), 6.00%, 08/15/41	2,400	2,509,704
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	7,714	8,389,106
Series A, 5.00%, 01/01/40	3,045	3,532,867
Series B, 5.00%, 01/01/40	1,170	1,364,036
Series C, 5.00%, 01/01/38	2,658	3,047,915

		18,843,628

Kansas — 1.7%
Wyandotte County Unified School District No. 500 Kansas
City, GO, Series A, 5.50%, 09/01/26(a)	5,363	6,964,387

Maryland — 0.9%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/41	3,139	3,724,010

Massachusetts — 4.8%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,661	1,885,035
Massachusetts Development Finance Agency, RB, 4.00%, 09/01/49	5,500	5,612,585
Massachusetts Development Finance Agency, Refunding
RB, 4.00%, 07/01/35	4,500	8,108,724
Massachusetts School Building Authority, RB, Series B, 5.00%, 11/15/46(h)	3,300	3,967,755

		19,574,099

Michigan — 4.4%
Michigan Finance Authority, RB, Series A, 5.00%, 11/01/44	2,221	2,551,083
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	960	1,142,861
Michigan State Housing Development Authority, RB, S/F
Housing, Series C, 3.90%, 12/01/33	12,615	14,200,075

		17,894,019

Nevada — 1.1%
Las Vegas Valley Water District, Refunding GO, Series A, 5.00%, 06/01/46	3,900	4,668,378

New Jersey — 0.8%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	920	1,096,714
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 06/15/36(h)	2,001	2,053,371

		3,150,085

New York — 11.2%
City of New York Water & Sewer System, RB, Series CC, 5.00%, 06/15/47	6,240	6,970,521

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	$3,850	$4,088,739
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/30	12,500	13,688,125
New York City Water & Sewer System, Refunding RB
Series DD, 5.00%, 06/15/35	1,845	2,134,075
Series FF, 5.00%, 06/15/39	8,355	9,862,158
New York State Urban Development Corp, RB,
Series A-1, 5.00%, 03/15/43	5,720	6,256,193
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 198th Series, 5.25%, 11/15/56	2,561	3,058,700

		46,058,511

North Carolina — 1.4%
Durham Capital Financing Corp, Refunding RB, 4.00%, 06/01/23(a)	5,125	5,658,051

Pennsylvania — 1.7%
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	4,997	5,985,099
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	1,020	1,185,271

		7,170,370

Texas — 6.3%
El Paso Independent School District, GO, (PSF-GTD), 4.00%, 08/15/48	7,001	8,379,953
Houston Community College System, GO, 4.00%, 02/15/43	7,002	7,514,287
San Antonio Water System, Refunding RB, Series C, Junior Lien, 5.00%, 05/15/46	3,750	4,518,600
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 11/15/38	719	791,773
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	3,920	4,649,002

		25,853,615

Virginia — 1.8%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.00%, 07/01/48	1,996	2,453,791
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	4,305	4,839,337

		7,293,128

Washington — 2.9%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	3,210	4,119,939
Washington State Convention Center Public Facilities District, RB, 5.00%, 07/01/58	7,000	7,824,460

		11,944,399

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin — 0.9%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/42	$3,520	$3,793,046

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.4% (Cost: $191,215,914)		203,344,284

Total Long-Term Investments — 161.7% (Cost: $603,312,531)		664,918,570

	Shares

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(i)(j)	466,390	466,483

Total Short-Term Securities — 0.1% (Cost: $466,483)		466,483

Total Investments — 161.8% (Cost: $603,779,014)		665,385,053

Other Assets Less Liabilities — 1.1%		4,091,984

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.5)%		(121,138,643)

VMTP Shares at Liquidation Value — (33.4)%		(137,200,000)

Net Assets Applicable to Common Shares — 100.0%		$411,138,394

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Zero-coupon bond.
(e)	When-issued security.
(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between December 15, 2020 to August 1, 2027, is $9,680,474.

See Note 4 of the Notes to Financial Statements for details.
(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$972,055	$—	$(512,047	)(a)	$6,475	$—	$466,483	466,390	$24,799	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(3,747,680)	$—	$(3,747,680)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$81,009	$—	$81,009

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Income Quality Trust (BYM)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$19,750,320

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$461,574,286	$—	$461,574,286
Municipal Bonds Transferred to Tender Option Bond Trusts	—	203,344,284	—	203,344,284
Short-Term Securities
Money Market Funds	466,483	—	—	466,483

	$466,483	$664,918,570	$—	$665,385,053

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(121,029,335)	$—	$(121,029,335)
VMTP Shares at Liquidation Value	—	(137,200,000)	—	(137,200,000)

	$—	$(258,229,335)	$—	$(258,229,335)

See notes to financial statements.

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2020	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.2%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$540	$600,507
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	1,320	1,474,704
Series D, Sub-Lien, 7.00%, 10/01/51	3,220	3,797,829
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,170	1,653,491

		7,526,531

Arizona — 3.1%
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	1,825	1,894,386
Salt Verde Financial Corp., RB
5.00%, 12/01/32	5,635	7,467,615
5.00%, 12/01/37	1,000	1,366,650

		10,728,651

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	1,920	1,931,558

California — 5.0%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	2,315	3,767,570
California Health Facilities Financing Authority, Refunding RB, Series A, 5.00%, 07/01/33	1,365	1,522,152
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	160	177,128
Series A, 5.25%, 08/15/49	395	426,667
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45(a)	1,655	1,709,731
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	825	928,529
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.25%, 06/01/47	590	606,839
Series A-2, 5.00%, 06/01/47	3,195	3,273,884
San Marcos Unified School District, GO, CAB(b)
Series B, 0.00%, 08/01/33	3,000	2,387,220
Series B, 0.00%, 08/01/43	2,500	1,485,050
State of California, GO, 6.00%, 03/01/33	590	592,885
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(c)	380	450,251
		17,327,906

Colorado — 1.8%
Arapahoe County School District No. 6 Littleton, GO, Series A, 5.50%, 12/01/43	1,915	2,503,096
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	1,945	2,152,162
State of Colorado, COP, Series O, 4.00%, 03/15/44	1,405	1,603,906

		6,259,164

Connecticut — 1.3%
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	365	427,357
Series A, 4.00%, 05/01/39	230	266,943
State of Connecticut, GO, Series A, 4.00%, 01/15/38	3,435	4,010,637

		4,704,937

Security	Par (000)	Value

Delaware — 2.0%
County of Sussex Delaware, RB, 6.00%, 10/01/40	$1,240	$1,254,607
Delaware State Economic Development Authority, RB, 5.38%, 10/01/45	4,275	4,288,552
Delaware Transportation Authority, RB, 5.00%, 06/01/55	1,260	1,419,818

		6,962,977

District of Columbia — 5.6%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	11,500	11,824,185
District of Columbia, Refunding RB
5.00%, 04/01/35	465	548,286
5.00%, 10/01/48	2,525	2,946,978
Series A, 6.00%, 07/01/23(c)	820	951,561
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series A, 5.00%, 10/01/53	2,195	2,295,575
Series B, Subordinate, 4.00%, 10/01/49	845	921,134

		19,487,719

Florida — 4.7%
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,450	1,608,848
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, 5.38%, 10/01/20(c)	1,255	1,260,183
County of Miami-Dade Florida Water & Sewer System Revenue, RB, (AGM), 5.00%, 10/01/20(c)	5,000	5,019,100
Jacksonville Port Authority, Refunding RB, AMT, 5.00%, 11/01/22(c)	1,665	1,828,969
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(c)	3,300	3,550,800
Stevens Plantation Community Development District RB, SAB, Series A, 7.10%, 05/01/35(d)(e)(f)	1,795	861,600
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	1,930	2,340,607

		16,470,107

Georgia — 2.2%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	555	646,625
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	540	717,828
Series A, 5.00%, 05/15/36	540	722,164
Series A, 5.00%, 05/15/37	595	801,780
Series A, 5.00%, 05/15/38	325	441,064
Series A, 5.00%, 05/15/49	1,095	1,549,173
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	1,720	1,914,532
Municipal Electric Authority of Georgia, Refunding RB, Series A, 4.00%, 01/01/49	670	758,614

		7,551,780

Hawaii — 0.4%
State of Hawaii Harbor System Revenue, RB, Series A, 5.25%, 07/01/30	1,480	1,485,683

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	805	957,000

Illinois — 11.7%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	1,600	1,717,424
Series D, 5.00%, 12/01/46	2,090	2,192,745

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, GO (continued) Series H, 5.00%, 12/01/36	$495	$544,802
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	705	793,470
Series D, 5.00%, 12/01/27	920	1,061,156
Series F, 5.00%, 12/01/22	675	715,014
Series G, 5.00%, 12/01/34	495	548,203
Chicago O’Hare International Airport, RB
Series A, 3rd Lien, 5.75%, 01/01/21(c)	4,200	4,277,070
Series A, 3rd Lien, 5.75%, 01/01/39	800	812,000
Series C, 3rd Lien, 6.50%, 01/01/21(c)	6,430	6,564,001
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(c)	1,150	1,202,969
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	845	892,751
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 01/01/37	3,005	3,472,037
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	960	1,034,880
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	1,475	1,501,786
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/43(b)	5,700	2,591,277
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(c)	1,255	1,309,429
State of Illinois, GO	1,640	1,722,344
5.00%, 02/01/39
Series A, 5.00%, 04/01/35	2,500	2,621,100
Series A, 5.00%, 04/01/38	3,885	4,050,346
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,050	1,149,866

		40,774,670

Indiana — 4.0%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	845	923,534
AMT, 7.00%, 01/01/44	3,535	3,907,448
Indiana Finance Authority, RB
Series A, 1st Lien, 5.25%, 10/01/38	3,510	3,679,428
Series A, AMT, 5.00%, 07/01/44	485	518,353
Series A, AMT, 5.00%, 07/01/48	1,610	1,719,947
Series A, AMT, 5.25%, 01/01/51	435	467,012
Indiana Finance Authority, Refunding RB, 4.75%, 03/01/32	1,180	1,213,064
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,380	1,508,933

		13,937,719

Iowa — 1.7%
Iowa Finance Authority, Refunding RB
5.25%, 12/01/25	500	523,550
5.88%, 12/01/26(a)	445	460,450
Series B, 5.25%, 12/01/50(g)	3,060	3,213,673
Iowa Tobacco Settlement Authority, Refunding RB, Series C, 5.63%, 06/01/46	1,610	1,611,755

		5,809,428

Security	Par (000)	Value

Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Series A, 5.25%, 01/01/23(c)	$1,060	$1,183,236
Kentucky Public Transportation Infrastructure Authority, RB, Convertible CAB, Series C, 6.75%, 07/01/43(h) .	1,280	1,243,251

		2,426,487

Louisiana — 2.6%
Louisiana Local Government Environmental Facilities & Community Development Auth, RB, Series A-1, 6.50%, 11/01/35	3,650	3,678,142
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.50%, 05/15/30	875	876,601
Series A, 5.25%, 05/15/31	935	956,533
Series A, 5.25%, 05/15/32	1,195	1,257,427
Series A, 5.25%, 05/15/33	1,300	1,366,781
Series A, 5.25%, 05/15/35	795	850,610

		8,986,094

Maryland — 1.0%
Maryland Economic Development Corp., Refunding RB, 5.75%, 09/01/25	670	671,253
Maryland Health & Higher Educational Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	455	538,633
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 6.25%, 01/01/21(c)	2,400	2,448,048

		3,657,934

Michigan — 2.9%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(c)	4,825	5,269,624
Michigan Finance Authority, RB, Series C-1, Senior Lien, 5.00%, 07/01/22(c)	940	1,022,485
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	895	1,018,053
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	1,100	1,360,260
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,165	1,293,511

		9,963,933

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	1,115	1,219,074
Series A, 5.25%, 02/15/53	2,230	2,616,794

		3,835,868

Missouri — 0.7%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 05/01/33(d)(f)	6,000	2,130,000
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, 5.50%, 05/01/43	265	282,538

		2,412,538

Nebraska — 0.8%
Central Plains Energy Project, RB
5.25%, 09/01/37	895	977,412
5.00%, 09/01/42	1,570	1,706,841

		2,684,253

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Hampshire(a) — 0.8%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	$1,860	$1,908,286
Series C, AMT, 4.88%, 11/01/42	975	1,006,804

		2,915,090

New Jersey — 14.7%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,805	1,855,179
5.25%, 11/01/44	1,640	1,674,850
New Jersey Economic Development Authority, RB
4.00%, 11/01/38	560	603,702
4.00%, 11/01/39	450	483,660
5.00%, 06/15/49	2,535	2,929,953
Series EEE, 5.00%, 06/15/48	4,020	4,588,750
AMT, 5.13%, 09/15/23	2,130	2,169,895
New Jersey Economic Development Authority, Refunding RB, AMT, 5.00%, 10/01/47	1,570	1,689,571
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	7,475	8,246,345
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/44	2,085	2,221,330
Series B, 5.25%, 06/15/36	2,690	2,760,720
Series BB, 4.00%, 06/15/50	1,645	1,737,350
Series BB, 5.00%, 06/15/50	5,395	6,156,450
New Jersey Turnpike Authority, RB
Series A, 5.00%, 01/01/43	770	821,013
Series E, 5.00%, 01/01/45	2,810	3,157,176
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(c)	570	642,242
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	580	683,240
Sub-Series B, 5.00%, 06/01/46	7,830	8,857,688

		51,279,114

New York — 12.0%
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	2,555	2,687,400
Series B, 5.25%, 11/15/39	910	957,629
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,760	1,908,562
Series C-1, 5.00%, 11/15/50	575	637,526
Series C-1, 5.25%, 11/15/55	845	955,695
Monroe County Industrial Development Corp., Refunding RB, Series A, 4.00%, 07/01/50	1,175	1,357,231
New York City Housing Development Corp., RB, M/F Housing, Series A, 3.00%, 11/01/55	1,170	1,203,895
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series C, 4.00%, 05/01/45	1,200	1,393,152
Sub-Series C-1, 4.00%, 05/01/40	480	564,677
Sub-Series E-1, 5.00%, 02/01/42	2,680	2,827,507
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	2,000	2,006,980
New York Liberty Development Corp., Refunding RB(a)
Class 1, 5.00%, 11/15/44	4,320	4,523,558
Class 2, 5.15%, 11/15/34	365	384,279
Class 2, 5.38%, 11/15/40	910	968,104

Security	Par (000)	Value

New York (continued)
New York State Environmental Facilities Corp., RB, Series B, 5.00%, 06/15/48	$1,945	$2,414,231
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49	8,750	10,167,237
Series A, 3.00%, 03/15/50	1,420	1,491,923
Port Authority of New York & New Jersey, RB
Series 8, 6.00%, 12/01/36	1,410	1,426,286
Series 8, 6.00%, 12/01/42	1,635	1,652,380
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	290	332,981
Series A, 5.00%, 11/15/54	935	1,174,491
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	775	852,418

		41,888,142

North Carolina — 0.7%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 4.63%, 11/01/40	1,000	1,006,250
North Carolina Medical Care Commission, Refunding RB, Series A, 7.75%, 03/01/21(c)	625	648,606
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	590	919,775

		2,574,631

North Dakota — 0.4%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	1,035	1,238,802

Ohio — 3.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	315	368,024
Series A-2, Class 1, 4.00%, 06/01/38	315	367,095
Series A-2, Class 1, 4.00%, 06/01/39	315	364,398
Series A-2, Class 1, 4.00%, 06/01/48	825	914,191
Series B-2, Class 2, 5.00%, 06/01/55	3,640	3,990,932
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	435	509,181
Series A, 6.13%, 07/01/22(c)	40	44,329
Series A, 6.13%, 07/01/40	670	704,833
Series A, 4.00%, 12/01/49	555	625,513
County of Hamilton Ohio, Refunding RB
4.00%, 08/15/50	660	744,295
Series A, 3.75%, 08/15/50	1,155	1,261,976
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	810	822,272
State of Ohio, RB, AMT, 5.00%, 06/30/53	870	955,825

		11,672,864

Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	1,275	1,484,482
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	2,230	2,489,126
Series C, 4.00%, 01/01/42	2,120	2,386,251

		6,359,859

Pennsylvania — 3.8%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	2,500	2,582,475

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	$685	$722,915
Montgomery County Higher Education and Health Authority, Refunding RB
Series A, 5.00%, 09/01/43	1,350	1,588,558
Series A, 4.00%, 09/01/49	615	670,092
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	3,030	3,383,601
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	2,545	2,895,676
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,190	1,350,364

		13,193,681

Puerto Rico — 6.5%
Children’s Trust Fund, Refunding RB
Asset-Backed Bonds, 5.50%, 05/15/39	715	715,586
Asset-Backed Bonds, 5.63%, 05/15/43	740	740,533
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	2,690	2,759,644
Series A, Senior Lien, 5.13%, 07/01/37	770	790,659
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 6.00%, 07/01/38	795	798,037
Series A, Senior Lien, 6.00%, 07/01/44	1,445	1,450,549
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,177	2,278,709
Series A-1, Restructured, 5.00%, 07/01/58	7,707	8,205,335
Series A-2, Restructured, 4.33%, 07/01/40	1,052	1,095,079
Series A-2, Restructured, 4.78%, 07/01/58	1,812	1,907,837
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	6,135	1,750,745

		22,492,713

Rhode Island — 2.4%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,690	1,845,615
Series B, 4.50%, 06/01/45	2,850	2,983,893
Series B, 5.00%, 06/01/50	3,175	3,401,822

		8,231,330

South Carolina — 3.4%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/48	3,340	3,917,653
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	3,575	4,047,007
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	1,545	1,746,638
Series E, 5.25%, 12/01/55	1,840	2,137,418

		11,848,716

Tennessee — 1.1%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23(c)	1,470	1,640,829
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	170	188,159

Security	Par (000)	Value

Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Building, RB, Series A, 5.00%, 07/01/40	$740	$849,372
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Building, Refunding RB, Series A, 5.25%, 10/01/58	1,055	1,125,253

		3,803,613

Texas — 8.9%
Central Texas Regional Mobility Authority, Refunding RB(c)
Senior Lien, 6.25%, 01/01/21	2,350	2,396,835
Sub-Lien, 5.00%, 01/01/23	390	422,850
City of Austin Texas Airport System Revenue, RB, AMT, 5.00%, 11/15/39	665	749,156
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	460	471,150
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	1,260	1,581,590
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(c)	485	560,985
Harris County-Houston Sports Authority, Refunding RB(b)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(c)	2,300	1,106,438
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/36	13,075	5,631,141
Midland County Fresh Water Supply District No. 1, RB, Series A, 0.00%, 09/15/37(b)	6,055	3,262,131
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.13%, 08/15/47(a)	1,085	1,090,696
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	2,720	3,344,566
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	4,955	5,966,861
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, 7.00%, 06/30/40	3,000	3,013,680
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	1,270	1,476,807

		31,074,886

Utah — 1.1%
County of Utah Utah, RB
Series A, 4.00%, 05/15/43	240	281,006
Series A, 3.00%, 05/15/50	1,085	1,133,554
Salt Lake City Corp. Airport Revenue, RB
Series A, AMT, 5.00%, 07/01/47	995	1,156,499
Series A, AMT, 5.00%, 07/01/48	955	1,130,777

		3,701,836

Vermont — 1.3%
Vermont Educational & Health Buildings Financing Agency, Refunding RB
5.00%, 11/01/49	1,915	2,414,471
4.00%, 11/01/50	1,725	2,001,293

		4,415,764

Virginia — 1.5%
Front Royal & Warren County Industrial Development Authority, RB, 4.00%, 01/01/50	865	946,700

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Virginia Small Business Financing Authority, RB
Senior Lien, AMT, 5.25%, 01/01/32	$1,755	$1,879,096
Senior Lien, AMT, 6.00%, 01/01/37	2,120	2,286,653

		5,112,449

Washington — 4.0%
City of Bellingham Washington Water & Sewer Revenue, RB, 5.00%, 08/01/36	5,050	5,250,889
Grant County Public Utility District No. 2 Priest Rapids Hydroelectric Project, Refunding RB, Series A, 5.00%, 01/01/26(c)	2,335	2,906,094
Port of Seattle Washington, RB
Series A, AMT, 5.00%, 05/01/43	1,615	1,865,212
Series C, AMT, 5.00%, 04/01/40	815	910,420
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/45	2,445	2,741,187
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	375	409,118

		14,082,920

Total Municipal Bonds — 124.0% Cost: $405,133,465)		431,769,347

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 2.2%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(j)	3,358	3,795,779
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	3,345	4,020,588

		7,816,367

Colorado — 0.9%
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series A, AMT, 5.25%, 12/01/48(j)	2,463	2,987,409

District of Columbia — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	1,978	2,184,461

Georgia — 0.9%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	1,321	1,477,701
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	1,582	1,712,393

		3,190,094

Illinois — 0.5%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(c)	4	4,285
Series C, 4.00%, 02/15/41	1,540	1,708,132

		1,712,417

Massachusetts — 3.1%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	2,238	2,473,037

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	$4,979	$5,825,076
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/21(c)	2,461	2,593,750

		10,891,863

New York — 15.9%
Hudson Yards Infrastructure Corp., RB (j)
5.75%, 02/15/21(c)	1,083	1,108,752
5.75%, 02/15/47	666	682,070
New York City Water & Sewer System, Refunding RB, Series HH, 5.00%, 06/15/31(j)	9,150	9,483,792
New York Liberty Development Corp., RB, 5.25%, 12/15/43	11,670	12,264,478
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(j)	7,040	7,426,830
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,459	1,691,207
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	6,576	7,584,856
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	3,164	3,591,586
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/46	7,217	8,171,226
Port Authority of New York & New Jersey, Refunding RB, 194th Series, 5.25%, 10/15/55	2,790	3,259,613

		55,264,410

North Carolina — 1.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/55(c)	2,740	3,381,872

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	2,521	3,019,509

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(c)	1,695	1,823,566

Texas — 6.2%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	3,346	3,609,473
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/43	2,660	2,915,865
Lower Colorado River Authority, Refunding RB, 4.00%, 05/15/43	2,241	2,327,145
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21(c)	3,720	3,927,688
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	7,600	8,913,584

		21,693,755

Virginia — 1.7%
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	5,320	5,980,319

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	$3,072	$3,394,431

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.4% (Cost: $115,984,422)		123,340,473

Total Long-Term Investments — 159.4% (Cost: $521,117,887)		555,109,820

	Shares

Short-Term Securities

Money Market Funds — 4.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(k)(l)	14,393,796	14,396,675

Total Short-Term Securities — 4.1% (Cost: $14,396,244)		14,396,675

Total Investments — 163.5% (Cost: $535,514,131)		569,506,495

Other Assets Less Liabilities — 1.1%		3,942,250

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.2)%		(73,820,867)

VMTP Shares at Liquidation Value — (43.4)%		(151,300,000)

Net Assets Applicable to Common Shares — 100.0%		$348,327,878

a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Non-income producing security.
(g)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(h)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between December 15, 2020 to February 15, 2047, is $15,285,306. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Trust.
(l)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$7,111,649	$7,283,422	(a)	$—	$639	$965	$14,396,675	14,393,796	$49,440	$—

(a)	Represents net amount purchased (sold).

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Municipal Income Trust II (BLE)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(2,426,704)	$—	$(2,426,704)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$50,091	$—	$50,091

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$10,988,965

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$430,907,747	$861,600	$431,769,347
Municipal Bonds Transferred to Tender Option Bond Trusts	—	123,340,473	—	123,340,473
Short-Term Securities
Money Market Funds	14,396,675	—	—	14,396,675

	$14,396,675	$554,248,220	$861,600	$569,506,495

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(73,763,358)	$—	$(73,763,358)
VMTP Shares at Liquidation Value	—	(151,300,000)	—	(151,300,000)

	$—	$(225,063,358)	$—	$(225,063,358)

See notes to financial statements.

SCHEDULE OF INVESTMENTS	51

Schedule of Investments August 31, 2020	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.3%
Selma Industrial Development Board, RB, Series A, 5.38%, 12/01/35	$1,745	$1,834,466

Arizona — 5.4%
Arizona Industrial Development Authority, RB (a) 4.38%, 07/01/39	1,015	1,045,836
Series A, 5.00%, 07/01/39	855	886,558
Series A, 5.00%, 07/01/49	965	990,370
Series A, 5.00%, 07/01/54	745	762,254
Industrial Development Authority of the County of Pima, RB, 5.00%, 06/15/47(a)	1,480	1,431,782
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(a)	825	787,388
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	360	385,027
5.00%, 07/01/54(a)	820	859,229
Series A, 5.00%, 01/01/38	3,000	3,572,640
Salt River Project Agricultural Improvement & Power District, RB, 4.00%, 01/01/41	12,000	14,464,560
Salt River Project Agricultural Improvement & Power District, Refunding RB, 5.00%, 01/01/37	2,000	2,530,120
University of Arizona, Refunding RB, Series A, 5.00%, 06/01/40	2,300	2,682,329

		30,398,093

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	2,395	2,409,418

California — 16.4%
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	3,240	3,665,120
Series I, 5.50%, 11/01/30	4,500	5,215,050
Series I, 5.50%, 11/01/33	2,000	2,306,840
California State University, Refunding RB, Series A, 5.00%, 11/01/42	3,500	4,249,350
City of Los Angeles Department of Airports, RB, Series A, AMT, 5.00%, 05/15/42	1,750	2,060,345
County of Sacramento California Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/01/39	3,410	4,119,621
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	2,880	2,951,078
Series A-2, 5.00%, 06/01/47	785	804,382
Manteca Financing Authority, RB, Series A, (AGC), 5.75%, 12/01/36	3,285	3,299,191
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A-1, AMT, 5.75%, 03/01/34	4,450	4,555,910
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J, 5.25%, 05/15/38	2,705	3,023,920
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB
Series A, AMT, 5.50%, 05/01/28	3,330	3,738,691
Series A, AMT, 5.25%, 05/01/33	6,370	7,072,293
Series A, AMT, 5.00%, 05/01/38	3,025	3,732,850
Series A, AMT, 5.00%, 05/01/44	3,430	3,837,450

Security	Par (000)	Value

California (continued)
Series B, AMT, 5.00%, 05/01/46	$7,840	$8,981,347
State of California, Refunding GO, 4.00%, 03/01/36	13,125	15,925,087
University of California, Refunding RB, Series AR, 5.00%, 05/15/38	10,000	12,178,100

		91,716,625

Colorado — 2.6%
City & County of Denver Colorado Airport System Revenue, RB
Series A, AMT, 5.50%, 11/15/28	2,700	3,074,112
Series A, AMT, 5.50%, 11/15/30	1,040	1,180,660
Series A, AMT, 5.50%, 11/15/31	1,250	1,417,000
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series A, AMT, 5.00%, 12/01/43	7,500	9,012,000

		14,683,772

Connecticut — 0.1%
Connecticut State Health & Educational Facilities Authority, RB, Series A-1, 5.00%, 10/01/54(a)	415	409,078

Florida — 5.3%
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/45(a)(b)	850	837,981
County of Lee Florida Airport Revenue, Refunding RB, Series A, AMT, 5.38%, 10/01/32	7,100	7,375,977
County of Miami-Dade Seaport Department, RB
Series A, 5.38%, 10/01/33	3,145	3,476,609
Series B, AMT, 6.25%, 10/01/38	1,405	1,567,741
Series B, AMT, 6.00%, 10/01/42	1,885	2,095,743
Esplanade Lake Club Community Development District, SAB
Series A-1, 4.00%, 11/01/40	1,080	1,101,470
Series A-1, 4.13%, 11/01/50	385	391,260
Series A-2, 4.00%, 11/01/40	500	509,935
Series A-2, 4.13%, 11/01/50	500	508,125
Florida Development Finance Corp., RB(a) AMT, 5.00%, 05/01/29	825	879,293
Series A, AMT, 5.00%, 08/01/29(c)	325	329,787
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	475	498,270
Hillsborough County Aviation Authority, Refunding RB
Series A, AMT, 5.50%, 10/01/29	5,360	6,059,480
Series A, AMT, 5.25%, 10/01/30	3,255	3,649,376
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	225	228,101
Manatee County Housing Finance Authority, RB, S/F Housing, Series A, AMT, (FHLMC, FNMA, GNMA), 5.90%, 09/01/40	80	81,097

		29,590,245

Hawaii — 2.0%
State of Hawaii Airports System Revenue, COP AMT, 5.25%, 08/01/25	1,350	1,499,958

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hawaii (continued)
AMT, 5.25%, 08/01/26	$2,500	$2,774,050
State of Hawaii Airports System Revenue, RB, Series A, AMT, 5.00%, 07/01/45	5,985	6,734,681

		11,008,689

Idaho — 2.1%
Idaho Health Facilities Authority, RB, 4.00%, 12/01/43	10,000	11,452,300

Illinois — 16.9%
Chicago Board of Education, Refunding GO
Series A, 0.00%, 12/01/25(d)	395	338,310
Series A, 5.00%, 12/01/28	365	423,871
Series A, 5.00%, 12/01/29	440	514,312
Series A, 5.00%, 12/01/30	1,485	1,724,248
Chicago Midway International Airport, Refunding GARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/41	8,020	8,761,770
Chicago Midway International Airport, Refunding RB
Series A, 2nd Lien, AMT, 5.50%, 01/01/30	6,500	7,121,140
Series A, 2nd Lien, AMT, 5.50%, 01/01/32	6,275	6,859,453
Chicago O’Hare International Airport, RB
Series A, 3rd Lien, 5.75%, 01/01/39	1,185	1,202,775
Series C, 3rd Lien, 6.50%, 01/01/21(e)	16,800	17,150,112
Series D, Senior Lien, 5.25%, 01/01/42	2,630	3,111,448
Chicago O’Hare International Airport, Refunding RB, Series B, Senior Lien, 5.00%, 01/01/35	4,300	5,112,958
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(e)	10,960	11,464,817
Illinois Finance Authority, RB, Series A, 6.00%, 08/15/41	4,000	4,187,520
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,000	5,800,150
State of Illinois, GO
5.50%, 05/01/39	15,000	17,505,900
5.75%, 05/01/45	2,500	2,934,575

		94,213,359

Indiana — 0.7%
Bloomington Redevelopment District, TA, Series B, 5.00%, 02/01/40	2,205	2,764,651
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/40	1,240	1,334,401

		4,099,052

Kentucky — 2.0%
Kentucky Public Energy Authority, RB, Series C-1, 4.00%, 12/01/49(c)	9,920	11,276,461

Louisiana — 0.1%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Series A-2, 6.50%, 11/01/35	635	639,896

Massachusetts — 7.6%
Commonwealth of Massachusetts, GO, Series G, 4.00%, 09/01/42	22,535	25,418,128
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/41	4,710	5,562,651

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Educational Financing Authority, RB, AMT, 5.00%, 01/01/27	$1,000	$1,126,410
Massachusetts Housing Finance Agency, Refunding RB, Series G, 3.45%, 12/01/30	3,100	3,343,846
Massachusetts School Building Authority, RB, Series B, 4.00%, 02/15/42	6,200	6,748,142

		42,199,177

Michigan — 2.1%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	10	10,044
Michigan Finance Authority, RB, 4.00%, 02/15/44	10,000	11,337,600
Michigan Finance Authority, Refunding RB, 5.00%, 11/15/41	525	614,386

		11,962,030

Mississippi — 2.7%
Mississippi Development Bank, RB
(AGM), 6.75%, 12/01/31	3,775	4,489,645
(AGM), 6.75%, 12/01/33	2,350	2,783,834
(AGM), 6.88%, 12/01/40	6,405	7,522,480

		14,795,959

New Jersey — 12.0%
New Jersey Economic Development Authority, RB
AMT, (AGM), 5.00%, 01/01/31	2,425	2,696,091
AMT, 5.38%, 01/01/43	7,000	7,700,700
New Jersey Economic Development Authority, Refunding RB, Series B, 5.50%, 06/15/30	4,080	4,855,894
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT, 5.75%, 12/01/28	1,705	1,786,073
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.50%, 06/15/39	8,175	8,896,280
Series S, 5.25%, 06/15/43	10,000	11,756,000
New Jersey Turnpike Authority, Refunding RB, Series A, 5.00%, 01/01/34	1,685	1,994,113
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 166th Series, 5.25%, 07/15/36	10,000	10,163,500
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	15,000	16,968,750

		66,817,401

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/39	310	330,953

New York — 9.8%
City of New York, GO, Sub-Series F-1, 5.00%, 04/01/40	4,850	5,865,929
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	8,820	9,007,690
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 4.00%, 02/15/44	5,000	5,509,500
Metropolitan Transportation Authority, RB
Series A-1, 5.25%, 11/15/39	4,490	4,754,371
Series C, 5.00%, 11/15/38	4,450	4,593,913

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (continued) August 31, 2020	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/55	$5,000	$5,655,000
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series C-3, 4.00%, 05/01/43	5,000	5,599,900
New York Convention Center Development Corp., RB, CAB, Series B, Sub-Lien, (BAM), 0.00%, 11/15/40(d)	7,000	3,834,180
New York Liberty Development Corp., Refunding RB, Class 1, 5.00%, 11/15/44(a)	1,730	1,811,518
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/41	2,450	2,955,631
Triborough Bridge & Tunnel Authority, Refunding RB, Series B, 5.00%, 11/15/38	4,400	5,318,104

		54,905,736

Ohio — 4.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	8,530	9,352,377
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/31	5,145	5,744,856
Series A-1, Junior Lien, 5.25%, 02/15/32	2,250	2,509,515
State of Ohio, RB, 4.00%, 01/01/41	6,000	6,927,960
State of Ohio, Refunding RB, Series A, 4.00%, 01/01/28(e)	25	31,174

		24,565,882

Pennsylvania — 5.7%
Bristol Township School District, GO, 5.25%, 06/01/37	3,000	3,325,320
Pennsylvania Turnpike Commission, RB
Series A, 5.25%, 12/01/44	5,000	6,230,300
Series A, 5.50%, 12/01/46	18,570	22,528,938

		32,084,558

Puerto Rico — 4.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	719	752,592
Series A-1, Restructured, 5.00%, 07/01/58	6,203	6,604,086
Series A-2, Restructured, 4.33%, 07/01/40	12,484	12,995,220
Series A-2, Restructured, 4.78%, 07/01/58	488	513,810
Series B-1, Restructured, 4.75%, 07/01/53	749	785,656
Series B-2, Restructured, 4.78%, 07/01/58	726	762,786
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	8,018	2,288,097

		24,702,247

South Carolina — 5.7%
Charleston County Airport District, RB
Series A, AMT, 5.25%, 07/01/25	4,490	5,040,788
Series A, AMT, 5.50%, 07/01/38	3,000	3,327,780
Series A, AMT, 6.00%, 07/01/38	5,270	5,918,526
Series A, AMT, 5.50%, 07/01/41	4,170	4,611,144
County of Charleston South Caolina, RB, 5.25%, 12/01/38	6,735	7,690,158
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/37	4,480	5,279,949

		31,868,345

Security	Par (000)	Value

Texas — 12.4%
City of Beaumont Texas, GO, 5.25%, 03/01/37	$4,190	$4,645,872
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	700	713,734
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	400	415,852
Series B-2, AMT, 5.00%, 07/15/27	410	426,265
Dallas Fort Worth International Airport, RB
Series A, AMT, 5.00%, 11/01/28	2,000	2,181,000
Series B, AMT, 5.00%, 11/01/29	1,490	1,610,899
Series H, AMT, 5.00%, 11/01/21(e)	4,575	4,820,403
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	3,735	4,207,552
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	800	814,624
North Texas Tollway Authority, Refunding RB, (AGM), 6.00%, 01/01/21(e)	5,555	5,661,767
Red River Education Finance Corp., RB, 5.25%, 03/15/23(e)	7,170	8,080,446
State of Texas, GO
5.00%, 04/01/43	15,550	18,703,851
Series D, 5.00%, 05/15/40	4,000	4,732,560
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	445	462,346
Texas Water Development Board, RB 5.25%, 10/15/46	4,780	5,891,637
Series B, 4.00%, 10/15/43	5,000	5,868,100

		69,236,908

Utah — 2.7%
County of Utah Utah, RB, Series B, 5.00%, 05/15/46	8,590	10,088,869
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49(a)	320	329,625
Utah State University, RB, Series B, (AGM), 4.00%, 12/01/45	4,390	4,933,570

		15,352,064

Washington — 0.7%
State of Washington, GO, Series C, 5.00%, 02/01/41	2,500	3,111,400
Washington State Housing Finance Commission, RB, Series A, 5.00%, 01/01/55(a)	875	848,750

		3,960,150

Wisconsin(a) — 0.5%
Public Finance Authority, RB
Series A, 5.00%, 07/15/39	165	170,910
Series A, 5.00%, 07/15/49	630	642,619
Series A, 5.00%, 07/15/54	300	305,115
Series A-1, 5.00%, 01/01/55	945	929,389
Public Finance Authority, Refunding RB, 5.00%, 09/01/49	520	467,402

		2,515,435

Total Municipal Bonds — 125.1%
(Cost: $654,513,775)		699,028,299

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Alabama — 8.3%
Alabama Special Care Facilities Financing Authority- Birmingham AL, Refunding RB, Series B, 5.00%, 11/15/46	$39,718	$46,549,444

Massachusetts — 4.6%
Commonwealth of Massachusetts, GO, Series E, 5.25%, 09/01/43	20,000	25,529,800

Michigan — 2.0%
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/40	10,100	11,347,552

Nevada — 2.0%
County of Clark Nevada, GO, 4.00%, 07/01/47	10,000	11,070,000

New Jersey — 0.6%
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 06/15/36(g)	2,961	3,038,990

New York — 16.8%
Hudson Yards Infrastructure Corp, Refunding RB, Series A, 4.00%, 02/15/44	30,165	33,238,808
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, 5.00%, 07/15/43	11,825	14,448,851
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 4.00%, 11/01/41	20,000	23,100,800
New York Liberty Development Corp., RB, 5.25%, 12/15/43	13,950	14,660,622
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(g)	8,200	8,650,570

		94,099,651

Pennsylvania — 1.9%
Geisinger Authority, Refunding RB, Series A, 4.00%, 06/01/41	10,000	10,705,900

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.2%
(Cost: $191,767,418)		202,341,337

Total Long-Term Investments — 161.3%
(Cost: $846,281,193)		901,369,636

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	17,309,545	$17,313,007

Total Short-Term Securities — 3.1%
(Cost: $17,313,007)		17,313,007

Total Investments — 164.4%
(Cost: $863,594,200)		918,682,643

Other Assets Less Liabilities — 1.1%		6,095,990

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.4)%		(91,602,785)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (49.1)%		(274,247,069)

Net Assets Applicable to Common Shares — 100.0%		$558,928,779

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Zero-coupon bond.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between December 15, 2020 to May 15, 2021, is $6,642,201. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$3,256,093	$14,047,067	(a)	$—	$9,842	$5	$17,313,007	17,309,545	$76,558	$—

(a)	Represents net amount purchased (sold).

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (continued) August 31, 2020	BlackRock MuniHoldings Investment Quality Fund (MFL)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(4,942,557)	$—	$(4,942,557)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$109,416	$—	$109,416

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$26,473,473

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$699,028,299	$—	$699,028,299
Municipal Bonds Transferred to Tender Option Bond Trusts	—	202,341,337	—	202,341,337
Short-Term Securities
Money Market Funds	17,313,007	—	—	17,313,007

	$17,313,007	$901,369,636	$—	$918,682,643

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(91,534,330)	$—	$(91,534,330)
VRDP Shares at Liquidation Value	—	(274,600,000)	—	(274,600,000)

	$—	$(366,134,330)	$—	$(366,134,330)

See notes to financial statements.

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2020	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.7%
Selma Industrial Development Board, RB, Series A, 5.38%, 12/01/35	$1,000	$1,051,270
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	7,610	7,645,767
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 4.50%, 05/01/32(b)	1,820	1,927,981

		10,625,018

Alaska — 0.6%
City of Anchorage Alaska Electric Revenue, Refunding RB, Series A, Senior Lien, 5.00%, 12/01/41	3,000	3,458,730

Arizona — 5.3%
Arizona Industrial Development Authority, RB, Series A, (BAM), 4.00%, 06/01/44	1,435	1,594,213
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.38%, 07/01/50	2,500	2,590,250
Series G, 5.00%, 07/01/47	715	730,144
City of Phoenix Civic Improvement Corp., RB, Series B, AMT, 3.25%, 07/01/49	2,195	2,274,810
Industrial Development Authority of the City of Phoenix, RB(a)
6.63%, 07/01/23	2,245	2,650,582
6.88%, 07/01/23	3,440	4,085,722
Industrial Development Authority of the City of Phoenix, Refunding RB(b)
5.00%, 07/01/35	600	620,058
5.00%, 07/01/45	700	722,834
Series A, 5.00%, 07/01/35	1,125	1,162,609
Maricopa County Pollution Control Corp., Refunding RB, Series A, 5.00%, 06/01/35	3,300	3,310,230
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	9,805	13,400,003

		33,141,455

Arkansas — 0.6%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(b)	3,790	3,812,816

California — 2.6%
California Municipal Finance Authority, RB, Senior Lien, AMT, 5.00%, 12/31/43	2,800	3,211,152
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.25%, 06/01/47	1,025	1,054,253
Series A-2, 5.00%, 06/01/47	855	876,110
Poway Unified School District, Refunding GO, CAB, Series B, 0.00%, 08/01/46(c)	10,000	4,757,100
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series E, AMT, 5.00%, 05/01/50	5,000	5,982,450

		15,881,065

Colorado — 1.7%
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	1,025	1,032,759
Colorado Health Facilities Authority, Refunding RB 4.00%, 11/15/43	2,320	2,688,810

Security	Par (000)	Value

Colorado (continued)
Series A, 5.00%, 08/01/44	$3,840	$4,628,890
Copperleaf Metropolitan District No. 2, Refunding GO, 5.75%, 12/01/45	1,000	1,024,400
Serenity Ridge Metropolitan District No. 2, GO, Series A, 5.13%, 12/01/43	1,000	1,012,080

		10,386,939

Connecticut — 0.7%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	150	166,668
State of Connecticut, GO, Series A, 5.00%, 04/15/38	3,325	4,070,399

		4,237,067

Delaware — 0.9%
County of Sussex Delaware, RB, 6.00%, 10/01/40	2,500	2,529,450
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/43	2,780	3,235,920

		5,765,370

Florida — 7.3%
Celebration Pointe Community Development District, SAB (b)
5.00%, 05/01/32	860	944,641
5.00%, 05/01/48	2,160	2,301,804
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	9,370	11,399,636
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, 5.38%, 10/01/20(a)	10,290	10,332,498
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(a)	3,750	4,073,138
Lakewood Ranch Stewardship District, SAB
4.63%, 05/01/27	255	272,694
5.25%, 05/01/37	470	511,854
5.38%, 05/01/47	770	834,826
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/45	4,625	5,146,191
Miami-Dade County Expressway Authority, Refunding RB, Series A, (AGM), 5.00%, 07/01/35	8,900	8,930,616
Palm Beach County Health Facilities Authority, RB
Series B, 4.00%, 11/15/41	300	323,679
Series B, 5.00%, 11/15/42	135	156,632

		45,228,209

Georgia — 1.4%
City of Atlanta Georgia Department of Aviation, Refunding RB, Series B, AMT, 5.00%, 01/01/29	1,070	1,085,504
Development Authority for Fulton County, RB, 4.00%, 06/15/49	1,575	1,775,529
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	1,855	2,624,398
Municipal Electric Authority of Georgia, RB, 5.00%, 01/01/48	2,745	3,253,045

		8,738,476

Hawaii — 0.8%
State of Hawaii Harbor System Revenue, RB, Series A, 5.50%, 07/01/35	5,000	5,019,450

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) August 31, 2020	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois — 10.7%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	$2,785	$2,989,391
Series D, 5.00%, 12/01/46	3,570	3,745,302
Series H, 5.00%, 12/01/36	865	952,028
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,200	1,350,588
Series D, 5.00%, 12/01/25	1,560	1,755,764
Series G, 5.00%, 12/01/34	865	957,970
Chicago O’Hare International Airport, RB, Series D, Senior Lien, AMT, 5.00%, 01/01/42	1,450	1,661,236
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(a)	2,110	2,213,453
City of Chicago Illinois Wastewater Transmission Revenue, Refunding RB, Series C, 2nd Lien, 5.00%, 01/01/39	1,000	1,102,720
Cook County Community College District No. 508, GO, 5.25%, 12/01/31	5,000	5,355,700
Illinois Finance Authority, RB, Series A, 5.25%, 07/01/44	1,785	1,969,587
Illinois Finance Authority, Refunding RB, Series C, 5.00%, 02/15/41	3,600	4,275,072
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/42	7,990	9,634,422
Metropolitan Pier & Exposition Authority, RB
(BAM), 0.00%, 12/15/56(c)	8,755	2,331,369
Series A, 5.00%, 06/15/57	2,515	2,711,170
Metropolitan Pier & Exposition Authority, Refunding RB
4.00%, 06/15/50	2,010	2,046,502
Series B, (BAM), 0.00%, 12/15/54(c)	12,215	3,524,760
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(a)	2,645	2,759,714
Regional Transportation Authority, RB, Series A, (AMBAC), 7.20%, 11/01/20	440	444,690
State of Illinois, GO, Series D, 5.00%, 11/01/28	6,965	7,831,446
Village of Hodgkins Illinois, RB, AMT, 6.00%, 11/01/23	7,045	7,073,251

		66,686,135

Indiana — 1.6%
City of Valparaiso Indiana, RB, AMT, 6.75%, 01/01/34	2,250	2,459,115
County of Allen Indiana, RB(b)
Series A-1, 6.63%, 01/15/34	700	625,366
Series A-1, 6.75%, 01/15/43	570	508,531
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/40	2,640	2,840,983
Indiana Finance Authority, Refunding RB, Series A, 5.00%, 03/01/39	3,000	3,451,020

		9,885,015

Iowa — 1.7%
Iowa Finance Authority, RB
5.00%, 05/15/36	1,050	1,109,042
Series A, 5.00%, 05/15/48	3,950	4,121,469

Security	Par (000)	Value

Iowa (continued)
Iowa Finance Authority, Refunding RB, 5.25%, 12/01/25	$4,000	$4,188,400
Iowa Tobacco Settlement Authority, Refunding RB, Series B, 5.60%, 06/01/34	1,000	1,009,790

		10,428,701

Kansas — 1.0%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	1,965	1,965,904
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/40	3,700	4,327,779

		6,293,683

Louisiana — 4.0%
Louisiana Local Government Environmental Facilities & Community Development Auth, RB, Series A-1, 6.50%, 11/01/35	2,615	2,635,162
Parish of St Charles LA, RB, 4.00%, 12/01/40(d)	2,210	2,325,627
Parish of St John the Baptist LA, Refunding RB (d) 2.00%, 06/01/37	2,250	2,255,333
Sub-Series B-1, 2.13%, 06/01/37	600	603,822
Sub-Series B-1, 2.38%, 06/01/37	1,090	1,103,254
Parish of St John the Baptist. Louisiana, Refunding RB, 2.10%, 06/01/37(d)	1,310	1,316,078
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/31	3,420	3,498,763
Series A, 5.25%, 05/15/32	4,375	4,603,550
Series A, 5.25%, 05/15/33	4,750	4,994,007
Series A, 5.25%, 05/15/35	1,500	1,604,925

		24,940,521

Maryland — 3.0%
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	545	552,347
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	4,935	5,942,776
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/45	2,560	2,892,928
Maryland Health & Higher Educational Facilities Authority, Refunding RB
6.25%, 01/01/21(a)	2,000	2,040,040
5.00%, 07/01/40	6,350	7,090,156

		18,518,247

Massachusetts — 1.9%
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	1,895	2,153,402
Series A, 5.00%, 01/01/47	845	940,747
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 01/01/40	1,620	1,846,816
Massachusetts Port Authority, Refunding RB, Series A, AMT, 4.00%, 07/01/44	6,180	6,890,268

		11,831,233

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan — 0.3%
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	$1,775	$1,970,800

Minnesota — 0.7%
City of Cologne Minnesota, RB, Series A, 5.00%, 07/01/45	1,500	1,527,195
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52(b)	695	734,671
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	1,940	2,107,286

		4,369,152

Mississippi — 4.1%
County of Lowndes Mississippi, Refunding RB
Series A, 6.80%, 04/01/22	9,160	10,012,704
Series B, 6.70%, 04/01/22	4,500	4,911,840
Mississippi Development Bank, Refunding RB, Series A, (AGM), 4.00%, 03/01/41	3,000	3,179,070
State of Mississippi, RB
Series A, 5.00%, 10/15/37	1,105	1,294,121
Series A, 4.00%, 10/15/38	5,535	5,992,855

		25,390,590

Montana — 0.1%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	330	348,814
Series B-2, 3.60%, 12/01/47	510	547,546

		896,360

Nebraska — 1.1%
Central Plains Energy Project, RB, 5.00%, 09/01/42	6,200	6,740,392

Nevada — 2.5%
City of Carson City Nevada, Refunding RB, 5.00%, 09/01/42	2,250	2,628,742
City of Reno Nevada, Refunding RB
Series A-1, (AGM), 4.00%, 06/01/43	5,230	5,877,788
Series A-1, (AGM), 4.00%, 06/01/46	245	273,687
County of Clark Nevada, GO
Series A, 5.00%, 06/01/36	4,080	5,088,821
Series A, 5.00%, 06/01/37	1,500	1,862,835

		15,731,873

New Jersey — 10.7%
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.25%, 11/01/44	1,400	1,429,750
New Jersey Economic Development Authority, RB
Series UU, 5.00%, 06/15/40	2,755	2,982,921
AMT, 5.13%, 01/01/34	1,050	1,163,978
AMT, 5.38%, 01/01/43	10,000	11,001,000
Series A, AMT, 5.63%, 11/15/30	1,530	1,576,956
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	4,555	4,961,078
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/33	8,750	9,544,238
Series AA, 5.25%, 06/15/41	780	865,511
Series AA, 5.00%, 06/15/44	4,450	4,782,237
Series B, 5.50%, 06/15/31	8,000	8,245,200
Series BB, 4.00%, 06/15/50	3,795	4,008,051
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/38(c)	7,260	3,791,317

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/32	$5,430	$6,400,233
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	4,550	5,359,900
Sub-Series B, 5.00%, 06/01/46	665	752,281

		66,864,651

New York — 5.2%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)	2,145	2,238,286
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,435	4,435,133
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	3,675	3,682,130
Series A, 6.25%, 06/01/41(b)	3,500	3,512,215
New York Liberty Development Corp., Refunding RB(b)
Class 2, 5.15%, 11/15/34	460	484,297
Class 2, 5.38%, 11/15/40	1,145	1,218,108
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	7,500	8,714,775
Port Authority of New York & New Jersey, RB, Series 8, 6.00%, 12/01/36	3,165	3,201,556
TSASC Inc, Refunding RB, Series A, 5.00%, 06/01/41	1,785	1,999,896
Westchester Tobacco Asset Securitization Corp., Refunding RB, Series C, 5.13%, 06/01/51	2,740	2,803,952

		32,290,348

North Carolina — 0.3%
North Carolina Turnpike Authority, RB, Senior Lien, (AGM), 4.00%, 01/01/55	1,045	1,176,837
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	525	818,444

		1,995,281

Ohio — 5.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	7,625	8,360,126
Butler County Port Authority, RB(b)
Series A-1, 6.38%, 01/15/43	675	596,855
Series A-1, 6.50%, 01/15/52	390	344,752
County of Franklin Ohio, RB
Series A, 6.13%, 07/01/22(a)	100	110,823
Series A, 6.13%, 07/01/40	1,590	1,672,664
County of Lucas Ohio, Refunding RB, Series A, 6.50%, 11/15/21(a)	1,915	2,060,215
County of Montgomery Ohio, RB, 5.45%, 11/13/23(a)	7,430	8,675,565
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	1,385	1,405,983
Ohio Air Quality Development Authority, Refunding RB, 3.25%, 09/01/29	5,000	5,197,400
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	4,420	4,892,454

		33,316,837

Oklahoma — 0.4%
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	2,205	2,567,282

SCHEDULE OF INVESTMENTS	59

Schedule of Investments (continued) August 31, 2020	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon — 0.2%
Oregon Health & Science University, RB, Series A, 5.00%, 07/01/42	$800	$968,352

Pennsylvania — 11.7%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	1,725	1,771,109
Altoona Area School District, GO, (BAM), 5.00%, 12/01/36	365	434,620
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series B, 5.00%, 11/01/49	6,030	7,506,807
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49	1,435	1,596,610
Geisinger Authority, Refunding RB, Series A, 4.00%, 04/01/50	6,495	7,370,331
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/49	6,750	7,447,883
Series A, 5.00%, 09/01/48	3,330	3,921,208
Montgomery County Industrial Development Authority, Refunding RB, 5.25%, 01/01/40	4,170	4,063,957
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	1,855	2,103,496
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/38	2,565	2,886,035
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 125B, 3.65%, 10/01/42	7,000	7,511,140
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/41	440	514,144
Sub-Series B-1, 5.25%, 06/01/47	5,680	6,687,575
Series A, Subordinate, 5.00%, 12/01/44	4,540	5,535,486
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, 5.00%, 12/01/41	1,700	2,034,135
Springfield School District/Delaware County, GO
5.00%, 03/01/40	2,955	3,673,036
5.00%, 03/01/43	2,145	2,644,099
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	4,385	5,355,225

		73,056,896

Puerto Rico — 5.8%
Children’s Trust Fund, Refunding RB
Asset-Backed Bonds, 5.50%, 05/15/39	1,340	1,341,099
Asset-Backed Bonds, 5.63%, 05/15/43	1,335	1,335,961
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Series A, Senior Lien, 5.00%, 07/01/33	3,820	3,918,900
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 6.00%, 07/01/38	1,360	1,365,195
Series A, Senior Lien, 6.00%, 07/01/44	2,455	2,464,427
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,376	3,533,727
Series A-1, Restructured, 5.00%, 07/01/58	12,657	13,475,402
Series A-2, Restructured, 4.33%, 07/01/40	2,240	2,331,728

Security	Par (000)	Value

Puerto Rico (continued)
Series A-2, Restructured, 4.78%, 07/01/58	$3,133	$3,298,704
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	10,130	2,890,798

		35,955,941

Rhode Island — 1.5%
Rhode Island Turnpike & Bridge Authority, RB, Series A, 3.00%, 10/01/39	240	252,751
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	6,820	7,140,404
Series B, 5.00%, 06/01/50	2,000	2,142,880

		9,536,035

South Carolina — 1.8%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	2,690	3,154,402
South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	750	839,782
South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	6,450	7,492,578

		11,486,762

Texas — 9.8%
Central Texas Regional Mobility Authority, RB
Series A, Senior Lien, 5.00%, 01/01/40	1,215	1,386,631
Series A, Senior Lien, 5.00%, 01/01/45	3,500	3,961,300
Central Texas Regional Mobility Authority, Refunding RB(a)
Senior Lien, 5.75%, 01/01/21	1,000	1,018,270
Senior Lien, 6.00%, 01/01/21	4,300	4,382,259
Series A, Senior Lien, 5.00%, 01/01/23	6,925	7,459,333
City of Houston Texas Airport System Revenue, Refunding RB
Series D, 5.00%, 07/01/37	4,005	4,888,703
AMT, 5.00%, 07/01/29	2,135	2,186,752
County of Nueces Texas, Refunding GO
4.00%, 02/15/37	575	688,108
4.00%, 02/15/39	1,205	1,435,806
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(a)	850	983,170
Love Field Airport Modernization Corp., RB, 5.25%, 11/01/40	1,100	1,105,753
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.00%, 04/01/25(a)	500	606,220
Series A, 5.00%, 08/15/37(b)	2,000	2,013,840
North Texas Education Finance Corp., RB, Series A, 5.13%, 06/01/22(a)	1,000	1,085,060
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/38	5,000	5,732,600
Series A, 5.00%, 01/01/48	5,350	6,450,013
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A-1, 5.00%, 10/01/44	3,500	3,577,210

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB
AMT, 5.00%, 06/30/58	$3,575	$4,121,439
Senior Lien, 7.00%, 06/30/40	8,000	8,036,480

		61,118,947

Virginia — 3.9%
Ballston Quarter Community Development Authority, TA
Series A, 5.38%, 03/01/36	430	425,666
Series A, 5.50%, 03/01/46	1,475	1,416,059
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	3,665	3,665,073
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 07/01/49	1,990	2,055,590
AMT, 5.00%, 12/31/52	7,895	8,845,242
AMT, Senior Lien, 5.50%, 01/01/42	5,140	5,472,712
Senior Lien, AMT, 6.00%, 01/01/37	2,150	2,319,012

		24,199,354

Washington — 3.2%
Port of Seattle Washington, RB
Series A, AMT, 5.00%, 05/01/43	1,295	1,495,634
Series C, AMT, 5.00%, 05/01/37	4,905	5,742,136
State of Washington, COP
Series B, 5.00%, 07/01/36	1,725	2,173,897
Series B, 5.00%, 07/01/38	2,300	2,886,753
Washington Health Care Facilities Authority, RB,
Series A, 5.75%, 01/01/45	4,010	4,495,772
Washington Health Care Facilities Authority, Refunding
RB, 4.00%, 09/01/45	3,000	3,420,600

		20,214,792

Wisconsin — 1.7%
Public Finance Authority, RB
Series A, 4.00%, 11/15/37	325	355,950
Series A, 5.00%, 11/15/41	625	726,675
Public Finance Authority, Refunding RB, 5.00%, 11/15/49	1,095	1,165,529
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 04/01/44	4,080	4,984,291
4.00%, 12/15/49	3,220	3,610,779

		10,843,224

Wyoming — 0.6%
Wyoming Community Development Authority, Refunding RB, Series 2, 4.05%, 12/01/38	2,215	2,336,692
Wyoming Municipal Power Agency, Inc., Refunding RB, Series A, (BAM), 5.00%, 01/01/42	1,120	1,344,515

		3,681,207

Total Municipal Bonds — 118.5% (Cost: $686,443,812)		738,073,206

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 2.9%
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	$14,998	$18,029,545

Colorado(f) — 1.9%
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series A, AMT, 5.25%, 12/01/43	6,504	7,948,450
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49	3,290	3,620,678

		11,569,128

Florida — 4.2%
County of Miami-Dade Florida Water & Sewer System Revenue, RB, (AGM), 5.00%, 10/01/20(a)	14,747	14,803,189
Greater Orlando Aviation Authority, RB, Series A, AMT, 4.00%, 10/01/49	10,000	11,084,299

		25,887,488

Illinois — 2.0%
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/40	10,976	12,800,956

Louisiana — 3.0%
City of Shreveport Louisiana Water & Sewer Revenue, RB
Series B, Junior Lien, (AGM), 4.00%, 12/01/44	5,542	6,284,913
Series B, Junior Lien, (AGM), 4.00%, 12/01/49	11,133	12,626,154

		18,911,067

Maryland — 2.0%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/46	4,898	5,816,525
Maryland Stadium Authority, RB, 5.00%, 05/01/47	5,509	6,843,572

		12,660,097

Michigan(f) — 2.5%
Michigan Finance Authority, RB
4.00%, 02/15/47	7,434	8,396,765
Series A, 4.00%, 02/15/44	6,646	7,506,581

		15,903,346

New York — 1.7%
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(f)	10,001	10,549,475

Oregon — 0.2%
State of Oregon Housing & Community Services Department, RB, M/F Housing, Series A, AMT, 4.95%, 07/01/30	1,199	1,202,285

Pennsylvania — 3.9%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(f)	7,250	8,416,308
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(f)	10,009	11,136,215
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	3,925	4,578,552

		24,131,075

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) August 31, 2020	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas — 3.9%
Harris County Health Facilities Development Corp, Refunding RB, Series B, 5.75%, 07/01/27(g)	$19,090	$24,043,645

Virginia — 1.3%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47(f)	$6,960	$8,228,460

Washington — 2.1%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	10,000	12,834,700

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.6% (Cost: $180,501,678)		196,751,267

Total Long-Term Investments — 150.1% (Cost: $866,945,490)		934,824,473

	Shares

Short-Term Securities

Money Market Funds — 3.5%
BlackRock Liquidity Funds, MuniCash, Institutional
Class, 0.01%(h)(i)	21,827,286	21,831,651

Total Short-Term Securities — 3.5% (Cost: $21,831,070)		21,831,651

Total Investments — 153.6% (Cost: $888,776,560)		956,656,124

Other Assets Less Liabilities — 1.1%		7,236,747

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.6)%		(97,343,333)

VMTP Shares at Liquidation Value — (39.1)%		(243,800,000)

Net Assets Applicable to Common Shares — 100.0%		$622,749,538

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 15, 2021 to August 1, 2027, is $32,066,619. See Note 4 of the Notes to Financial Statements for details.

(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(h)	Affiliate of the Trust.

(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$16,625,304	$5,206,101	(a)	$—	$(1,996)	$2,242	$21,831,651	21,827,286	$43,051	$—

(a)	Represents net amount purchased (sold).

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock MuniVest Fund, Inc. (MVF)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(5,956,626)	$—	$(5,956,626)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$58,046	$—	$58,046

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$25,834,785

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$738,073,206	$—	$738,073,206
Municipal Bonds Transferred to Tender Option Bond Trusts	—	196,751,267	—	196,751,267
Short-Term Securities
Money Market Funds	21,831,651	—	—	21,831,651

	$21,831,651	$934,824,473	$—	$956,656,124

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(97,265,521)	$—	$(97,265,521)
VMTP Shares at Liquidation Value	—	(243,800,000)	—	(243,800,000)

	$—	$(341,065,521)	$—	$(341,065,521)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	63

Statement of Assets and Liabilities

August 31, 2020

	BBK	BAF	BYM	BLE

ASSETS
Investments at value — unaffiliated(a)	$281,511,068	$223,328,722	$664,918,570	$555,109,820
Investments at value — affiliated(b)	4,209,786	335,474	466,483	14,396,675
Receivables:
Investments sold	100,986	402,415	227,222	—
Dividends — affiliated	49	4	10	127
Interest — unaffiliated	2,730,283	2,328,522	6,542,810	6,069,450
Prepaid expenses	28,950	28,892	29,452	29,204

Total assets	288,581,122	226,424,029	672,184,547	575,605,276

ACCRUED LIABILITIES
Bank overdraft	150,214	114,978	325,370	279,236
Payables:
Investments purchased	—	207,155	621,464	—
Income dividend distributions — Common Shares	641,900	503,092	1,267,501	1,413,168
Interest expense and fees	15,100	37,683	109,308	57,509
Investment advisory fees	140,621	105,677	314,022	268,099
Trustees’ and Officer’s fees	32,102	23,617	74,283	67,152
Other accrued expenses	87,949	81,535	104,870	104,749
Reorganization costs	91,881	84,864	—	24,127

Total accrued liabilities	1,159,767	1,158,601	2,816,818	2,214,040

OTHER LIABILITIES
TOB Trust Certificates	34,682,946	49,539,022	121,029,335	73,763,358
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	79,900,000	42,200,000	137,200,000	151,300,000

Total other liabilities	114,582,946	91,739,022	258,229,335	225,063,358

Total liabilities	115,742,713	92,897,623	261,046,153	227,277,398

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$172,838,409	$133,526,406	$411,138,394	$348,327,878

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$149,453,050	$123,934,510	$362,795,037	$325,263,339
Accumulated earnings	23,385,359	9,591,896	48,343,357	23,064,539

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$172,838,409	$133,526,406	$411,138,394	$348,327,878

Net asset value per Common Share	$16.42	$15.26	$15.57	$14.79

(a) Investments at cost — unaffiliated	$255,984,040	$207,685,577	$603,312,531	$521,117,887
(b) Investments at cost — affiliated	$4,209,942	$335,474	$466,483	$14,396,244
(c) Preferred Shares outstanding	799	422	1,372	1,513
(d) Preferred Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(e) Par value per Preferred Share	$0.001	$0.001	$0.001	$0.001
(f) Common Shares outstanding	10,522,957	8,749,418	26,406,273	23,552,797
(g) Common Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(h) Par value per Common Share	$0.001	$0.001	$0.001	$0.001

See notes to financial statements.

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (continued)

August 31, 2020

	MFL	MVF

ASSETS
Investments at value — unaffiliated(a)	$901,369,636	$934,824,473
Investments at value — affiliated(b)	17,313,007	21,831,651
Receivables:
Investments sold	25,000	—
Dividends — affiliated	220	190
Interest — unaffiliated	9,918,820	10,510,262
Prepaid expenses	32,989	34,032

Total assets	928,659,672	967,200,608

ACCRUED LIABILITIES
Bank overdraft	415,215	425,003
Payables:
Investments purchased	858,934	—
Income dividend distributions — Common Shares	1,724,277	2,172,019
Interest expense and fees	68,455	77,812
Investment advisory fees	403,607	409,671
Trustees’ and Officer’s fees	317,178	138,677
Other accrued expenses	161,828	162,367

Total accrued liabilities	3,949,494	3,385,549

OTHER LIABILITIES
TOB Trust Certificates	91,534,330	97,265,521
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	274,247,069	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	—	243,800,000

Total other liabilities	365,781,399	341,065,521

Total liabilities	369,730,893	344,451,070

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$558,928,779	$622,749,538

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$513,557,353	$577,197,773
Accumulated earnings	45,371,426	45,551,765

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$558,928,779	$622,749,538

Net asset value per Common Share	$14.75	$9.60

(a) Investments at cost — unaffiliated	$846,281,193	$866,945,490
(b) Investments at cost — affiliated	$17,313,007	$21,831,070
(c) Preferred Shares outstanding	2,746	2,438
(d) Preferred Shares authorized	1,000,000	10,000,000
(e) Par value per Preferred Share	$0.10	$0.10
(f) Common Shares outstanding	37,896,208	64,836,371
(g) Common Shares authorized	Unlimited	150,000,000
(h) Par value per Common Share	$0.10	$0.10

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statement of Operations

August 31, 2020

	BBK	BAF	BYM	BLE

INVESTMENT INCOME
Dividends — affiliated	$9,159	$2,723	$24,799	$49,440
Interest — unaffiliated	11,523,362	8,985,232	25,588,319	24,001,917

Total investment income	11,532,521	8,987,955	25,613,118	24,051,357

EXPENSES
Investment advisory	1,849,215	1,251,032	3,654,002	3,097,978
Reorganization	92,138	85,121	—	115,913
Professional	58,206	55,218	78,660	75,475
Accounting services	57,682	50,672	70,871	70,870
Rating agency	47,551	47,551	47,551	47,551
Transfer agent	24,745	21,123	40,779	36,179
Trustees and Officer	13,255	10,574	29,163	25,205
Custodian	10,164	13,332	9,655	7,006
Registration	8,841	8,841	9,571	8,703
Printing and postage	5,097	4,492	8,195	6,295
Miscellaneous	8,937	8,575	10,770	10,378

Total expenses excluding interest expense, fees and amortization of offering costs	2,175,831	1,556,531	3,959,217	3,501,553
Interest expense, fees and amortization of offering costs(a)	1,837,877	1,547,952	4,216,717	3,518,123

Total expenses	4,013,708	3,104,483	8,175,934	7,019,676
Less:
Fees waived and/or reimbursed by the Manager	(214,806)	(277)	(2,352)	(98,739)

Total expenses after fees waived and/or reimbursed	3,798,902	3,104,206	8,173,582	6,920,937

Net investment income	7,733,619	5,883,749	17,439,536	17,130,420

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	297,287	(288,144)	(229,997)	635,837
Investments — affiliated	2,024	569	6,475	639
Futures contracts	(1,677,947)	(1,387,561)	(3,747,680)	(2,426,704)

	(1,378,636)	(1,675,136)	(3,971,202)	(1,790,228)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,446,008)	(2,366,775)	(2,328,413)	(7,486,686)
Investments — affiliated	(156)	—	—	965
Futures contracts	34,381	23,686	81,009	50,091

	(3,411,783)	(2,343,089)	(2,247,404)	(7,435,630)

Net realized and unrealized loss	(4,790,419)	(4,018,225)	(6,218,606)	(9,225,858)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$2,943,200	$1,865,524	$11,220,930	$7,904,562

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (continued)

August 31, 2020

	MFL	MVF

INVESTMENT INCOME
Dividends — affiliated	$76,558	$43,051
Interest — unaffiliated	33,021,205	38,469,514

Total investment income	33,097,763	38,512,565

EXPENSES
Investment advisory	5,072,314	4,793,441
Accounting services	130,720	134,786
Professional	110,224	105,036
Trustees and Officer	50,303	45,525
Transfer agent	48,631	54,504
Rating agency	47,551	47,551
Liquidity fees	28,045	—
Remarketing fees on Preferred Shares	27,535	—
Registration	13,736	23,000
Custodian	12,833	10,717
Printing and postage	8,305	9,629
Miscellaneous	11,953	14,603

Total expenses excluding interest expense, fees and amortization of offering costs	5,562,150	5,238,792
Interest expense, fees and amortization of offering costs(a)	6,486,698	5,670,069

Total expenses	12,048,848	10,908,861
Less:
Fees waived and/or reimbursed by the Manager	(418,726)	(7,144)

Total expenses after fees waived and/or reimbursed	11,630,122	10,901,717

Net investment income	21,467,641	27,610,848

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	5,603,226	(1,504,820)
Investments — affiliated	9,842	(1,996)
Futures contracts	(4,942,557)	(5,956,626)

	670,511	(7,463,442)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(8,968,537)	(8,484,078)
Investments — affiliated	5	2,242
Futures contracts	109,416	58,046

	(8,859,116)	(8,423,790)

Net realized and unrealized loss	(8,188,605)	(15,887,232)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$13,279,036	$11,723,616

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statement of Changes in Net Assets

	BBK		BAF
	Year Ended August 31,		Year Ended August 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$7,733,619	$6,872,366	$5,883,749	$5,709,453
Net realized loss	(1,378,636)	(1,811,757)	(1,675,136)	(922,047)
Net change in unrealized appreciation (depreciation)	(3,411,783)	13,838,815	(2,343,089)	8,435,693

Net increase in net assets applicable to Common Shareholders resulting from operations	2,943,200	18,899,424	1,865,524	13,223,099

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(7,134,565)	(7,948,273)	(5,564,630)	(6,019,600)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(4,191,365)	10,951,151	(3,699,106)	7,203,499
Beginning of year	177,029,774	166,078,623	137,225,512	130,022,013

End of year	$172,838,409	$177,029,774	$133,526,406	$137,225,512

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Changes in Net Assets  (continued)

	BYM		BLE
	Year Ended August 31,		Year Ended August 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$17,439,536	$16,163,564	$17,130,420	$16,652,798
Net realized loss	(3,971,202)	(4,197,389)	(1,790,228)	(2,843,168)
Net change in unrealized appreciation (depreciation)	(2,247,404)	31,612,385	(7,435,630)	16,739,939

Net increase in net assets applicable to Common Shareholders resulting from operations	11,220,930	43,578,560	7,904,562	30,549,569

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(15,210,013)	(16,599,960)	(16,527,555)	(16,376,933)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	302,128	38,608

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(3,989,083)	26,978,600	(8,320,865)	14,211,244
Beginning of year	415,127,477	388,148,877	356,648,743	342,437,499

End of year	$411,138,394	$415,127,477	$348,327,878	$356,648,743

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statement of Changes in Net Assets  (continued)

	MFL		MVF
	Year Ended August 31,		Year Ended August 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$21,467,641	$22,233,643	$27,610,848	$28,718,159
Net realized gain (loss)	670,511	2,226,310	(7,463,442)	(4,769,186)
Net change in unrealized appreciation (depreciation)	(8,859,116)	32,059,502	(8,423,790)	37,783,965

Net increase in net assets applicable to Common Shareholders resulting from operations	13,279,036	56,519,455	11,723,616	61,732,938

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(20,691,330)	(24,253,573)	(26,610,402)	(30,068,516)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(7,412,294)	32,265,882	(14,886,786)	31,664,422
Beginning of year	566,341,073	534,075,191	637,636,324	605,971,902

End of year	$558,928,779	$566,341,073	$622,749,538	$637,636,324

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

70	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows

Year Ended August 31, 2020

	BBK	BAF	BYM	BLE

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,943,200	$1,865,524	$11,220,930	$7,904,562
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	31,354,824	64,966,831	85,930,929	105,183,965
Purchases of long-term investments	(32,186,037)	(60,894,798)	(88,785,922)	(112,680,396)
Net proceeds from sales (purchases) of short-term securities	(4,200,116)	132,110	512,047	(7,283,422)
Amortization of premium and accretion of discount on investments and other fees	(4,986)	1,099,178	861,415	1,211,837
Net realized (gain) loss on investments	(299,311)	287,575	223,522	(636,476)
Net unrealized depreciation on investments	3,446,164	2,366,775	2,328,413	7,485,721

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	261	681	1,274	8,389
Interest — unaffiliated	148,367	(601)	167,022	349,645
Prepaid expenses	(1,609)	(1,692)	(1,054)	(1,355)

Increase (Decrease) in Liabilities
Payables
Interest expense and fees	(61,444)	(142,125)	(376,098)	(201,010)
Investment advisory fees	1,928	(2,794)	2,189	3,725
Trustees’ and Officer’s fees	642	476	1,551	1,345
Other accrued expenses	(38,104)	(30,169)	(61,717)	(49,205)
Reorganization costs	91,881	84,864	—	24,127
Variation margin on futures contracts	(3,938)	(2,344)	(11,531)	(4,875)

Net cash provided by operating activities	1,191,722	9,729,491	12,012,970	1,316,577

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(7,066,166)	(5,512,133)	(15,210,013)	(16,177,141)
Repayments of TOB Trust Certificates	(3,071,554)	(9,307,045)	(43,408,847)	(16,931,810)
Repayments of Loan for TOB Trust Certificates	(3,071,511)	(1,490,669)	(32,925,825)	(9,546,780)
Proceeds from TOB Trust Certificates	8,560,234	4,816,518	45,712,641	31,176,299
Proceeds from Loan for TOB Trust Certificates	3,071,511	1,490,669	32,925,825	9,546,780
Increase in bank overdraft	150,214	114,978	325,370	279,236

Net cash used for financing activities	(1,427,272)	(9,887,682)	(12,580,849)	(1,653,416)

CASH
Net decrease in restricted and unrestricted cash	(235,550)	(158,191)	(567,879)	(336,839)
Restricted and unrestricted cash at beginning of year	235,550	158,191	567,879	336,839

Restricted and unrestricted cash at end of year	$—	$—	$—	$—

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,899,321	$1,690,077	$4,592,815	$3,719,133

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$—	$—	$302,128

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$54,500	$36,391	$130,829	$78,039
Cash pledged
Futures contracts	181,050	121,800	437,050	258,800

	$235,550	$158,191	$567,879	$336,839

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statement of Cash Flows  (continued)

Year Ended August 31, 2020

	MFL	MVF

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$13,279,036	$11,723,616
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	422,259,284	176,870,287
Purchases of long-term investments	(407,604,492)	(167,535,704)
Net proceeds from purchases of short-term securities	(14,047,067)	(5,206,101)
Amortization of premium and accretion of discount on investments and other fees	6,894,298	3,823,863
Net realized (gain) loss on investments	(5,613,068)	1,506,816
Net unrealized depreciation on investments	8,968,532	8,481,836

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	3,254	16,071
Interest — unaffiliated	187,106	(115,718)
Prepaid expenses	(2,627)	(542)

Increase (Decrease) in Liabilities
Payables
Interest expense and fees	(272,355)	(345,453)
Investment advisory fees	(903)	(3,914)
Trustees’ and Officer’s fees	2,834	(10,013)
Other accrued expenses	(93,698)	(93,046)
Variation margin on futures contracts	(10,619)	(5,344)

Net cash provided by operating activities	23,949,515	29,106,654

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(20,691,330)	(26,740,074)
Repayments of TOB Trust Certificates	(19,653,057)	(16,536,801)
Repayments of Loan for TOB Trust Certificates	(5,208,871)	—
Proceeds from TOB Trust Certificates	15,209,342	13,339,000
Proceeds from Loan for TOB Trust Certificates	5,208,871	—
Increase in bank overdraft	415,215	425,003
Amortization of deferred offering costs	16,984	—

Net cash used for financing activities	(24,702,846)	(29,512,872)

CASH
Net decrease in restricted and unrestricted cash	(753,331)	(406,218)
Restricted and unrestricted cash at beginning of year	753,331	406,218

Restricted and unrestricted cash at end of year	$—	$—

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the year for interest expense	$6,742,069	$6,015,522

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$174,181	$94,718
Cash pledged
Futures contracts	579,150	311,500

	$753,331	$406,218

See notes to financial statements.

72	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BBK

	Year Ended August 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$16.82		$15.78	$16.32	$17.89	$16.49

Net investment income(a)	0.73		0.65	0.70	0.74	0.89
Net realized and unrealized gain (loss)	(0.45)		1.15	(0.47)	(1.09)	1.42

Net increase (decrease) from investment operations	0.28		1.80	0.23	(0.35)	2.31

Distributions to Common Shareholders(b)
From net investment income	(0.68)		(0.70)	(0.77)	(0.83)	(0.90)
From net realized gain	—		(0.06)	—	(0.39)	(0.01)

Total distributions to Common Shareholders	(0.68)		(0.76)	(0.77)	(1.22)	(0.91)

Net asset value, end of year	$16.42		$16.82	$15.78	$16.32	$17.89

Market price, end of year	$15.39		$15.95	$14.35	$15.99	$18.22

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.02%		12.35%	1.87%	(1.44)%	14.53%

Based on market price	0.84%		17.16%	(5.45)%	(5.18)%	26.29%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.34	%(d)	2.79%	2.49%	2.31%	1.78%

Total expenses after fees waived and/or reimbursed	2.21	%(d)	2.77%	2.49%	2.31%	1.77%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(e)	1.14	%(d)	1.18%	1.18%	1.19%	1.16%

Net investment income to Common Shareholders	4.51%		4.13%	4.39%	4.55%	5.18%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$172,838		$177,030	$166,079	$171,705	$188,107

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$79,900		$79,900	$79,900	$79,900	$79,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$316,318		$321,564	$307,858	$314,899	$335,428

Borrowings outstanding, end of year (000)	$34,683		$29,194	$23,232	$22,404	$25,054

Portfolio turnover rate	11%		19%	38%	46%	29%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 2.29%, 2.16% and 1.09%, respectively.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BAF

	Year Ended August 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$15.68		$14.86	$15.69	$16.56	$15.80

Net investment income(a)	0.67		0.65	0.74	0.79	0.83
Net realized and unrealized gain (loss)	(0.45)		0.86	(0.77)	(0.84)	0.75

Net increase (decrease) from investment operations	0.22		1.51	(0.03)	(0.05)	1.58

Distributions to Common Shareholders from net investment income(b)	(0.64)		(0.69)	(0.80)	(0.82)	(0.82)

Net asset value, end of year	$15.26		$15.68	$14.86	$15.69	$16.56

Market price, end of year	$14.39		$14.53	$13.54	$15.11	$15.79

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.76%		10.96%	0.18%	0.14%	10.57%

Based on market price	3.55%		12.85%	(5.22)%	1.15%	19.92%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.34	%(d)	2.82%	2.47%	2.06%	1.61%

Total expenses after fees waived and/or reimbursed	2.34	%(d)	2.82%	2.47%	2.06%	1.61%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(e)	1.17	%(d)	1.11%	1.08%	1.06%	1.01%

Net investment income to Common Shareholders	4.43%		4.38%	4.84%	5.06%	5.09%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$133,526		$137,226	$130,022	$137,264	$144,927

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$42,200		$42,200	$42,200	$42,200	$42,200

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$416,413		$425,179	$408,109	$425,270	$443,429

Borrowings outstanding, end of year (000)	$49,539		$54,030	$49,192	$44,937	$42,089

Portfolio turnover rate	27%		36%	28%	31%	29%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 2.28%, 2.28% and 1.11%, respectively.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

74	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BYM

	Year Ended August 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.72	$14.70	$15.32	$16.22	$15.21

Net investment income(a)	0.66	0.61	0.67	0.75	0.82
Net realized and unrealized gain (loss)	(0.23)	1.04	(0.62)	(0.87)	1.02

Net increase (decrease) from investment operations	0.43	1.65	0.05	(0.12)	1.84

Distributions to Common Shareholders from net investment income(b)	(0.58)	(0.63)	(0.67)	(0.78)	(0.83)

Net asset value, end of year	$15.57	$15.72	$14.70	$15.32	$16.22

Market price, end of year	$14.19	$14.19	$13.09	$14.84	$15.55

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.20%	12.12%	0.80%	(0.30)%	12.71%

Based on market price	4.19%	13.66%	(7.34)%	0.74%	20.23%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.02%	2.53%	2.23%	1.93%	1.56%

Total expenses after fees waived and/or reimbursed	2.02%	2.53%	2.23%	1.93%	1.56%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)	0.98%	0.98%	0.97%	0.97%	0.95%

Net investment income to Common Shareholders	4.31%	4.13%	4.50%	4.95%	5.19%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$411,138	$415,127	$388,149	$404,474	$428,389

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$137,200	$137,200	$137,200	$137,200	$137,200

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$399,664	$402,571	$382,907	$394,806	$412,237

Borrowings outstanding, end of year (000)	$121,029	$118,726	$111,781	$101,288	$100,250

Portfolio turnover rate	13%	15%	30%	18%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BLE

	Year Ended August 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$15.16		$14.55	$15.17	$16.12	$15.25

Net investment income(a)	0.73		0.71	0.76	0.83	0.93
Net realized and unrealized gain (loss)	(0.40)		0.60	(0.60)	(0.89)	0.87

Net increase (decrease) from investment operations	0.33		1.31	0.16	(0.06)	1.80

Distributions to Common Shareholders from net investment income(b)	(0.70)		(0.70)	(0.78)	(0.89)	(0.93)

Net asset value, end of year	$14.79		$15.16	$14.55	$15.17	$16.12

Market price, end of year	$14.83		$15.48	$13.77	$15.45	$16.34

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.37%		9.52%	1.35%	(0.18)%	12.21%

Based on market price	0.52%		18.17%	(5.82)%	0.29%	22.33%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.03	%(d)	2.55%	2.32%	2.02%	1.62%

Total expenses after fees waived and/or reimbursed	2.00	%(d)	2.55%	2.31%	2.02%	1.62%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(e)	0.99	%(d)	0.98%	0.98%	0.99%	0.98%

Net investment income to Common Shareholders	4.96%		4.86%	5.12%	5.47%	5.90%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$348,328		$356,649	$342,437	$356,901	$378,572

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$151,300		$151,300	$151,300	$151,300	$151,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$330,223		$335,723	$326,330	$335,890	$350,213

Borrowings outstanding, end of year (000)	$73,763		$59,519	$67,497	$71,274	$77,130

Portfolio turnover rate	19%		18%	7%	9%	7%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 2.00%, 2.00% and 0.98%, respectively.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

76	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MFL

	Year Ended August 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.94	$14.09	$14.91	$15.86	$15.18

Net investment income(a)	0.57	0.59	0.71	0.78	0.86
Net realized and unrealized gain (loss)	(0.21)	0.90	(0.76)	(0.87)	0.68

Net increase (decrease) from investment operations	0.36	1.49	(0.05)	(0.09)	1.54

Distributions to Common Shareholders from net investment income(b)	(0.55)	(0.64)	(0.77)	(0.86)	(0.86)

Net asset value, end of year	$14.75	$14.94	$14.09	$14.91	$15.86

Market price, end of year	$13.45	$13.60	$12.73	$15.03	$15.86

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.85%	11.42%	(0.05)%	(0.34)%	10.56%

Based on market price	3.02%	12.27%	(10.42)%	0.46%	19.37%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.19%	2.67%	2.51%	2.17%	1.65%

Total expenses after fees waived and/or reimbursed	2.11%	2.58%	2.41%	2.08%	1.60%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)(e)	0.93%	0.94%	0.94%	0.95%	0.94%

Net investment income to Common Shareholders	3.90%	4.15%	4.91%	5.22%	5.54%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$558,929	$566,341	$534,075	$564,383	$599,930

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$274,600	$274,600	$274,600	$274,600	$274,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$303,543	$306,242	$294,492	$305,529	$318,474

Borrowings outstanding, end of year (000)	$91,534	$95,978	$114,546	$123,111	$131,279

Portfolio turnover rate	44%	52%	22%	16%	27%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended August 31,
	2020	2019	2018	2017	2016
Expense ratios	0.92%	0.93%	0.93%	0.94%	0.93%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MVF

	Year Ended August 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.83	$9.35	$9.75	$10.38	$10.04

Net investment income(a)	0.43	0.44	0.51	0.56	0.61
Net realized and unrealized gain (loss)	(0.25)	0.50	(0.39)	(0.62)	0.36

Net increase (decrease) from investment operations	0.18	0.94	0.12	(0.06)	0.97

Distributions to Common Shareholders from net investment income(b)	(0.41)	(0.46)	(0.52)	(0.57)	(0.63)

Net asset value, end of year	$9.60	$9.83	$9.35	$9.75	$10.38

Market price, end of year	$8.77	$9.49	$8.81	$9.84	$10.77

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.30%	10.76%	1.52%	(0.38)%	9.96%

Based on market price	(3.19)%	13.47%	(5.22)%	(3.10)%	18.70%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.77%	2.29%	2.16%	1.92%	1.55%

Total expenses after fees waived and/or reimbursed	1.77%	2.29%	2.16%	1.92%	1.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)	0.85%	0.87%	0.89%	0.91%	0.89%

Net investment income to Common Shareholders	4.48%	4.74%	5.35%	5.71%	5.95%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$622,750	$637,636	$605,972	$630,489	$667,589

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,800	$243,800	$243,800	$243,800	$243,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$355,435	$361,541	$348,553	$358,609	$373,827

Borrowings outstanding, end of year (000)	$97,266	$100,463	$112,817	$139,989	$161,957

Portfolio turnover rate	18%	31%	21%	26%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

78	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Municipal Bond Trust	BBK	Delaware	Diversified
BlackRock Municipal Income Investment Quality Trust	BAF	Delaware	Diversified
BlackRock Municipal Income Quality Trust	BYM	Delaware	Diversified
BlackRock Municipal Income Trust II	BLE	Delaware	Diversified
BlackRock MuniHoldings Investment Quality Fund	MFL	Massachusetts	Diversified
BlackRock MuniVest Fund, Inc.	MVF	Maryland	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On June 16, 2020, the Board of Trustees of BBK and the Board of Directors of BlackRock MuniHoldings Fund, Inc. (MHD) each approved the reorganization of BBK into MHD. Subject to approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

On June 16, 2020, the Board of Trustees of BAF and the Board of Directors of BlackRock MuniHoldings Fund, Inc. (MHD) each approved the reorganization of BAF into MHD. Subject to approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

On June 16, 2020, the Board of Trustees of BlackRock Strategic Municipal Trust (BSD), the Board of Directors of BlackRock MuniYield Investment Quality Fund (MFT), the Board of Trustees of BlackRock Municipal Income Investment Trust (BBF) and the Board of Trustees of BLE each approved the reorganizations of BSD, MFT and BBF into BLE. Subject to approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur during the first quarter of 2021.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Trusts have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Trusts have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Trusts applied the amendments on a modified retrospective basis beginning with the fiscal period ended August 31, 2020. The adjusted cost basis of securities at August 31, 2019 are as follows:

Trust Name	Amounts
BBK	$254,959,342
BAF	213,803,733
BYM	600,981,763
BLE	521,309,639
MFL	871,235,972
MVF	895,745,721

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

80	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (continued)

party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MVF’s management believes that the Trust’s restrictions on borrowings do not apply to the Trust’s TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.

Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BBK	$323,602	$130,915	$51,131	$505,648
BAF	539,490	220,929	83,903	844,322
BYM	1,234,979	524,244	169,862	1,929,085
BLE	633,984	269,233	92,174	995,391
MFL	980,881	394,457	138,028	1,513,366
MVF	1,023,012	413,712	154,891	1,591,615

For the year ended August 31, 2020, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BBK	$58,381,262	$34,682,946	0.11% — 0.46%	$32,620,135	1.53%
BAF	89,786,734	49,539,022	0.11 — 0.42	52,357,898	1.61
BYM	203,344,284	121,029,335	0.11 — 0.59	120,871,421	1.57
BLE	123,340,473	73,763,358	0.09 — 0.42	66,441,783	1.49
MFL	202,341,337	91,534,330	0.12 — 0.17	96,645,845	1.57
MVF	196,751,267	97,265,521	0.11 — 0.30	98,875,131	1.61

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

82	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at August 31, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at August 31, 2020.

For the year ended August 31, 2020, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

Trust Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BBK	$—	—%	$405,404	0.66%
BAF	—	—	56,985	0.71
BYM	—	—	1,908,672	0.69
BLE	—	—	223,800	0.71
MFL	—	—	28,464	0.68

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except for MFL and MVF, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets.

Trust Name	Investment Advisory Fees
BBK	0.65%
BAF	0.55
BYM	0.55
BLE	0.55

For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For such services, MFLand MVF pays the Manager a monthly fee at an annual rate equal to 0.55% and 0.50%, respectively, of the average daily value of each Trust’s net assets.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (continued)

For purposes of calculating these fees, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s net asset value.

Expense Limitations, Waivers and Reimbursements: The Manager, for MFL, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2020 the waiver was $410,502.

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses on BBK as a percentage of its average weekly managed assets at a rate of 0.075%.

This voluntary reimbursement may be reduced or discontinued at any time. For the year ended August 31, 2020, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations was $213,371.

With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. Prior to December 1, 2019, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2020, the amounts waived were as follows:

Trust Name	Amounts Waived
BBK	$1,435
BAF	277
BYM	2,352
BLE	6,953
MFL	8,224
MVF	7,144

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended August 31, 2020, there were no fees waived by the Manager pursuant to this arrangement.

Reorganization costs incurred by BLE in connection with the respective reorganizations were expensed by BLE. The Manager reimbursed BLE $91,786, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Reorganization costs incurred in connection with the respective reorganization were expensed by BBK and BAF.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended August 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)
MVF	$—	$13,819,913	$—

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
BBK	$32,186,037	$31,455,810
BAF	61,101,953	65,365,772
BYM	89,407,386	85,013,151
BLE	112,680,396	105,183,965
MFL	397,141,926	417,549,535
MVF	167,535,704	174,380,287

84	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

	BBK	BAF	BLE	MFL
Paid-in capital	$ (92,138)	$ (85,121)	$ (24,127)	$ (16,984)
Accumulated earnings (loss)	92,138	85,121	24,127	16,984

The tax character of distributions paid was as follows:

	Periods	BBK	BAF	BYM	BLE	MFL	MVF
Tax-exempt income(a)	08/31/20	$8,463,377	$6,265,801	$17,488,919	$19,045,703	$25,635,066	$30,497,864
	08/31/19	9,442,804	7,116,278	19,801,145	20,312,445	30,950,975	36,393,995
Ordinary income(b)	08/31/20	3,417	2,459	8,726	4,584	12,612	190,992
	08/31/19	1,978	1,532	393,846	1,908	4,493	20,302
Long-term capital gains	08/31/19	609,986	—	—	—	—	—

Total	08/31/20	$8,466,794	$6,268,260	$17,497,645	$19,050,287	$25,647,678	$30,688,856

	08/31/19	$10,054,768	$7,117,810	$20,194,991	$20,314,353	$30,955,468	$36,414,297

(a)	The Trusts designate these amounts paid during the fiscal year ended August 31, 2020, as exempt-interest dividends.

(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

As of period end, the tax components of accumulated earnings (loss) were as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Undistributed tax-exempt income	$1,200,925	$439,904	$1,028,139	$1,500,761	$992,885	$410,653
Undistributed ordinary income	584	240	766	435	35,660	802
Non-expiring capital loss carryforwards(a)	(3,339,636)	(6,215,759)	(13,574,066)	(12,422,377)	(10,214,772)	(21,504,380)
Net unrealized gains(b)	25,523,486	15,367,511	60,888,518	33,985,720	54,557,653	66,644,690

	$23,385,359	$9,591,896	$48,343,357	$23,064,539	$45,371,426	$45,551,765

(a)	Amounts available to offset future realized capital gains.

(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the deferral of compensation to Trustees and the treatment of residual interests in tender option bond trusts.

During the year ended August 31, 2020, MFL utilized $914,853 of its capital loss carryforward.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Tax cost	$225,484,336	$158,735,676	$483,397,373	$461,694,070	$772,277,689	$792,542,883

Gross unrealized appreciation	$26,710,379	$15,846,777	$62,578,118	$38,764,898	$56,449,339	$68,765,916
Gross unrealized depreciation	(1,156,806)	(457,280)	(1,619,773)	(4,715,831)	(1,578,716)	(1,918,197)

Net unrealized appreciation (depreciation)	$25,553,573	$15,389,497	$60,958,345	$34,049,067	$54,870,623	$66,847,719

9.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (continued)

instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities

86	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each of BBK, BAF, BYM, and BLE is authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

MFL is authorized to issue an unlimited number of shares, including 1 million Preferred Shares, par value $0.10 per share.

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, par value $0.10 per share.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended
Trust Name	08/31/20	08/31/19
BLE	20,351	2,585

For the years ended August 31, 2020 and August 31, 2019, shares issued and outstanding remained constant for BBK, BAF, BYM, MFL and MVF.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended August 31, 2020, the Trusts did not repurchase any shares.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters.

Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MFL (for purposes of this section, a “VRDP Trust”), has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144Aunder the Securities Act of 1933, as amended (the “Securities Act”).The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MFL	06/30/11	2,746	$274,600,000	07/01/41

RedemptionTerms:AVRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

MFL
Expiration date	04/30/21

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: AVRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings
MFL	Aa1	AAA

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s Investors Service (“Moody’s”) and Fitch. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Trusts have commenced or are set to commence a special rate period:

Trust Name	Commencement Date	Expiration Date as of Period Ended 08/31/20
MFL	04/17/14	04/15/21

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

88	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended August 31, 2020, the annualized dividend rate for the VRDP Shares were as follows:

MFL
Dividend rates	1.80%

For the year ended August 31, 2020, VRDP Shares issued and outstanding of each VRDP Trust remained constant.

VMTP Shares

BBK, BAF, BYM, BLE and MVF (collectively for purposes of this section, the “VMTP Trusts”) have issued SeriesW-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BBK	12/16/11	799	$79,900,000	07/02/21	Aa1	AAA
BAF	12/16/11	422	42,200,000	07/02/21	Aa1	AAA
BYM	12/16/11	1,372	137,200,000	07/02/21	Aa1	AAA
BLE	12/16/11	1,513	151,300,000	07/02/21	Aa1	AAA
MVF	12/16/11	2,438	243,800,000	07/02/21	Aa1	AAA

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended August 31, 2020, the average annualized dividend rates for the VMTP Shares were as follows:

	BBK	BAF	BYM	BLE	MVF
Dividend rates	1.67%	1.67%	1.67%	1.67%	1.67%

For the year ended August 31, 2020, VMTP Shares issued and outstanding of each VMTP Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization
BBK	$1,332,229	$—
BAF	703,630	—
BYM	2,287,632	—
BLE	2,522,732	—
MFL	4,956,348	16,984
MVF	4,078,454	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid distributions to Common Shareholders and Preferred Shareholders as follows:

	Common Dividend Per Share	Common Dividend Per Share	Preferred Shares(a)
Trust Name	Paid(b)	Declared(c)	Shares	Series	Declared
BBK	$0.061000	$0.065000	VMTP	W-7	$66,523
BAF	0.057500	0.061500	VMTP	W-7	35,135
BYM	0.048000	0.058000	VMTP	W-7	114,230
BLE	0.060000	0.062000	VMTP	W-7	125,969
MFL	0.045500	0.048500	VRDP	W-7	211,427
MVF	0.033500	0.033500	VMTP	W-7	202,983

(a)	Dividends declared for period September 1, 2020 to September 30, 2020.

(b)	Net investment income dividend paid on October 1, 2020 to Common Shareholders of record on September 15, 2020.

(c)	Net investment income dividend declared on October 1, 2020, payable to Common Shareholders of record on October 15, 2020.

On September 28, 2020, each Trust announced a continuation of its open market share repurchase program. Commencing on December 1, 2020, each Trust may repurchase through November 30, 2021, up to 5% of its common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

90	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of

BlackRock Municipal Bond Trust,

BlackRock Municipal Income Investment Quality Trust,

BlackRock Municipal Income Quality Trust,

BlackRock Municipal Income Trust II,

BlackRock MuniHoldings Investment Quality Fund, and

BlackRock MuniVest Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. (the “Funds”), including the schedules of investments, as of August 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2020, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte &Touche LLP

Boston, Massachusetts

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	91

Disclosure of Investment Advisory Agreement

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Municipal Income Quality Trust (“BYM”), BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Income Trust II (“BLE”), BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF” and together with BYM, BAF, BBK, BLE and MFL, the “Funds” and each, a “Fund”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

92	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, BYM ranked in the third, fourth and fourth quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BYM, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BYM’s underperformance relative to its Customized Peer Group Composite during the applicable periods.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	93

Disclosure of Investment Advisory Agreements  (continued)

The Board noted that for the one-, three- and five-year periods reported, BAF ranked in third, fourth, and fourth quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BAF, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BAF’s underperformance relative to its Customized Peer Group Composite during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, BBK ranked in the first, first and second quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BBK, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, BLE ranked in the third, first and first quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BLE, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BLE’s underperformance relative to its Customized Peer Group Composite during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, MFL ranked in the third, third, and fourth quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MFL, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MFL’s underperformance relative to its Customized Peer Group Composite during the applicable periods.

The Board noted that for each of the one-, three- and five-year periods reported, MVF ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MVF, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BYM’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers.

The Board noted that BAF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers. Given BAF’s relatively small size, the Board and BlackRock discussed potential strategic actions for BAF.

The Board noted that BBK’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BBK. An advisory fee waiver has been in effect since 2019, the amount of which may have varied from time to time. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 7.5 basis points voluntary advisory fee waiver. Given BBK’s relatively small size, the Board and BlackRock discussed potential strategic actions for BBK.

94	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

The Board noted that BLE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board noted that MFL’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers.

The Board noted that MVF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	95

Fund Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since August 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Effective March 24, 2020, MFL may enter into reverse repurchase agreements. The Fund’s use of reverse repurchase agreements may generate taxable income for the Fund and may increase the amount of ordinary income distributions paid to shareholders. See “Risk Factors—Reverse Repurchase Agreements” below for a discussion of the risks associated with the use of reverse repurchase agreements to which MFL is now subject.

Except as noted above, during each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock Municipal Bond Trust (BBK)

The Fund’s investment objective is to provide current income exempt from regular federal income taxes. As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities (“Municipal Bonds”) the interest of which is exempt from regular federal income tax. The Fund cannot change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its managed assets in investment grade quality Municipal Bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its managed assets in Municipal Bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VMTP Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing VMTP Shares. The suitability of an investment in VMTP Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.

96	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long- term and intermediate-term Municipal Bonds.

The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange- listed and over-the-counter put and call options on securities, financial indices and futures contracts. These derivative transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

Other Investment Policies: The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which the Fund may invest directly, subject to certain requirements.

The Fund may invest up to 15% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax, subject to certain requirements.

During temporary defensive periods (e.g., times when, in the Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term Municipal Bonds are available), and in order to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund’s stated expectation is that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in Temporary Investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance.

Short-term tax-exempt fixed-income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments, (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to

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Fund Investment Objectives, Policies and Risks  (continued)

commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

The Fund may invest in variable rate demand obligations. The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards.

Certain Municipal Bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed by varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

The Fund may make short sales of Municipal Bonds. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain. The Fund may not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations.

The Fund may invest in restricted and illiquid securities.

The Fund may invest in repurchase agreements as temporary investments. The Fund may only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Manager, present minimal credit risk.

The Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Manager, including to borrowers affiliated with the Manager.

BlackRock Municipal Income Investment Quality Trust (BAF)

The Fund’s investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax, and Florida intangible property tax. The Fund’s investment policies provide that, under normal circumstances, The Fund as a fundamental policy will invest at least 80% of its managed assets in in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities (“Municipal Bonds”) that pay interest that is exempt from federal income tax, including the alternative minimum tax, and Florida intangible property tax. The Fund’s investment policies provide that the Fund will not invest in any bond if the interest on that bond is subject to the alternative minimum tax. The Fund cannot change its investment objectives or its policy of investing 80% of its managed assets in bonds that pay interest that is exempt from federal income tax, including the alternative minimum tax, and Florida intangible property tax, without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund invests primarily in municipal bonds that are investment grade quality at the time of investment. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics.

Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long- term and intermediate-term Municipal Bonds.

The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are

98	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The State of Florida repealed the Florida Intangible Tax as of January 2007. As a result, on September 12, 2008, the Board of Trustees of the Fund voted unanimously to approve the Fund investing in Municipal Bonds regardless of geographic location. If Florida were to reinstate the Florida Intangible Tax or adopt a state income tax, however, the Fund would be required to realign its portfolio such that substantially all of its assets would be invested in Florida Municipal Bonds or obtain shareholder approval to amend the Fund’s fundamental investment objective to remove references to the Florida Intangible Tax. There can be no assurance that the State of Florida will not reinstate the Florida Intangible Tax or adopt a state income tax in the future. There can also be no assurance that the reinstatement of the Florida Intangible Tax or the adoption of a state income tax will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange- listed and over-the-counter put and call options on securities, financial indices and futures contracts. These derivative transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

Other Investment Policies: The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which the Fund may invest directly, subject certain requirements.

The Fund may invest up to 15% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from federal income tax, including the alternative minimum tax and Florida intangible property tax, subject to certain requirements.

During temporary defensive periods (e.g., times when, in Advisor’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term Municipal Bonds are available), and in order to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund’s stated expectation is that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in Temporary Investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance.

Short-term tax-exempt fixed-income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments, (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	99

Fund Investment Objectives, Policies and Risks  (continued)

commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

The Fund may invest in variable rate demand obligations. The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

Certain Municipal Bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

The Fund may make short sales of Municipal Bonds. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

The Fund may not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations.

The Fund may invest in restricted and illiquid securities.

The Fund may invest in repurchase agreements as temporary investments. The Fund may only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisor, present minimal credit risk.

The Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Manager, including to borrowers affiliated with the Manager.

BlackRock Municipal Income Quality Trust (BYM)

The Fund’s investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax. The Fund’s investment policies provide that, under normal circumstances, the Fund as a fundamental policy will invest at least 80% of its managed assets in securities that pay interest that is, or make other distributions that are, exempt from federal income tax, including the alternative minimum tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument (“Municipal Bonds”) that pay interest that is exempt from federal income tax, including the alternative minimum tax. The Fund’s investment policies provide that the Fund will not invest in any bond if the interest on that bond is subject to the alternative minimum tax. The Fund cannot change its investment objectives or its policy of investing 80% of its managed assets in bonds that pay interest that is exempt from federal income tax, including the alternative minimum tax without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.

100	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts. These derivative transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB

Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

Other Investment Policies: The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which the Fund may invest directly, subject certain requirements.

The Fund may invest up to 15% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from federal income tax, including the alternative minimum tax, subject to certain requirements.

During temporary defensive periods (e.g., times when, in the Manger’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term Municipal Bonds are available), and in order to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund’s stated expectation is that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in Temporary Investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance.

Short-term tax-exempt fixed-income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments, (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

The Fund may invest in variable rate demand obligations. The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	101

Fund Investment Objectives, Policies and Risks  (continued)

Certain Municipal Bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

The Fund may make short sales of Municipal Bonds. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain. The Fund may not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations.

The Fund may invest in restricted and illiquid securities.

The Fund may invest in repurchase agreements as temporary investments. The Fund may only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Manager, present minimal credit risk.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions which meet the creditworthiness standards established by the Board of Trustees of the Fund.

BlackRock Municipal Income Trust II (BLE)

The Fund’s investment objective is to provide current income exempt from regular federal income taxes. As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities (“Municipal Bonds”), the interest of which is exempt from regular federal income tax (except that the interest may be subject to the alternative minimum tax). The Fund cannot change its investment objectives or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its managed assets in investment grade quality Municipal Bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its managed assets in Municipal Bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VMTP Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing VMTP Shares. The suitability of an investment in VMTP Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.

102	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long- term and intermediate-term Municipal Bonds.

The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, without limitation, credit default swaps) and may purchase and sell exchange- listed and over-the-counter put and call options on securities, financial indices and futures contracts. These derivative transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

Leverage:The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

Other Investment Policies:The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which the Fund may invest directly, subject to certain requirements.

The Fund may invest up to 15% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax, subject to certain requirements.

During temporary defensive periods (e.g., times when, in the Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax exempt bond market adversely affect the price at which long-term or intermediate-term Municipal Bonds are available), and in order to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund’s stated expectation is that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in Temporary Investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance.

Short-term tax-exempt fixed-income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments, (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	103

Fund Investment Objectives, Policies and Risks  (continued)

The Fund may invest in variable rate demand obligations. The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards.

Certain Municipal Bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

The Fund may make short sales of Municipal Bonds. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain. The Fund may not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations.

The Fund may invest in restricted and illiquid securities.

The Fund may invest in repurchase agreements as temporary investments. The Fund may only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Manager, present minimal credit risk.

The Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Manager, including to borrowers affiliated with the Manager.

BlackRock MuniHoldings Investment Quality Fund (MFL)

The Fund seeks as a fundamental investment objective to provide shareholders with current income exempt from federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The investment objective of the Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund’s outstanding voting securities.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax (“Municipal Bonds”). At all times, at least 80% of the Fund’s total assets is invested in Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. At times, the Fund may seek to hedge its portfolio through the use of futures and options transactions to reduce volatility in the net asset value of its Common Shares. Under normal circumstances, at least 80% of the Fund’s total assets will be invested in municipal obligations with remaining maturities of one year or more. The Fund may invest directly in such securities or synthetically through the use of derivatives. There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit nongovernmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.

The investment grade Municipal Bonds in which the Fund will primarily invest are those Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P, Moody’s or Fitch or, if unrated, are considered to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-I through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancements.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years. The average maturity of the Fund’s portfolio securities will vary based upon the Manager’s assessment of economic and market conditions.

The Fund may invest in short-term, tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund’s securities or in anticipation of the repurchase or redemption of the Fund’s securities and temporary periods when, in the opinion of the Manager, prevailing market or :financial conditions warrant. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a :financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

104	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law, including the 1940 Act. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. For purposes of the Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes will be considered “Municipal Bonds.”

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The State of Florida repealed the Florida Intangible Tax as of January 2007. As a result, on September 12, 2008, the Board of Trustees of the Fund voted unanimously to approve the Fund investing in Municipal Bonds regardless of geographic location. If Florida were to reinstate the Florida Intangible Tax or adopt a state income tax, however, the Fund would be required to realign its portfolio such that at substantially all of its assets would be invested in Florida Municipal Bonds or obtain shareholder approval to amend the Fund’s fundamental investment objective to remove references to the Florida Intangible Tax. There can be no assurance that the State of Florida will not reinstate the Florida Intangible Tax or adopt a state income tax in the future. There can also be no assurance that the reinstatement of the Florida Intangible Tax or the adoption of a state income tax will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. The Fund may purchase and sell futures contracts and exchange- listed and over-the-counter put and call options on futures contracts as a hedging strategy. In order to seek to hedge the value of the Fund against interest rate fluctuations, to hedge against increases in the Fund’s costs associated with the dividend payments on any preferred shares or to seek to increase the Fund’s return, the Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps or Bond Market Association Municipal Swap Index swaps. The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.

Other Investment Policies:The Fund may invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund’s securities or in anticipation of the repurchase or redemption of the Fund’s securities and temporary periods when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant Tax-exempt money market securities may include municipal notes, municipal commercial paper, Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs.

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance.

Short-term tax-exempt fixed-income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments, (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

The Fund may invest in variable rate demand obligations. The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof.

The Fund may invest in restricted and illiquid securities.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	105

Fund Investment Objectives, Policies and Risks  (continued)

BlackRock MuniVest Fund, Inc. (MVF)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the alternative minimum tax) (“Municipal Bonds”).

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that, under normal market conditions, the Fund will invest primarily in a portfolio of long term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”)(currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may invest up to 20% of its total assets in securities rated below investment grade at time of purchase, or deemed equivalent. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VMTP Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing VMTP Shares. The suitability of an investment in VMTP Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.

The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer)

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Fund Investment Objectives, Policies and Risks  (continued)

may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts. These derivative transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings.

Other Investment Policies:For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the Advisors’ opinion, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars. To the extent the Fund invests in Temporary Investments, the Fund may not at such times be in a position to achieve its investment objective of tax-exempt income. To the extent the Fund invests in Temporary Investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance.

Short-term tax-exempt fixed-income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments, (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

The Fund may invest in variable rate demand obligations. The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards.

The Fund may invest in restricted and illiquid securities.

The Fund may invest in repurchase agreements as temporary investments. The Fund may only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Manager, present minimal credit risk.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions which meet the creditworthiness standards established by the Board of Directors of the Fund.

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Fund Investment Objectives, Policies and Risks  (continued)

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things

•

Interest rate risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

•

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

•

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

•

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

•

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

•

Credit risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General obligation bonds risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue bonds risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private activity bonds risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

•

Moral obligation bonds risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal notes risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

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Fund Investment Objectives, Policies and Risks  (continued)

•

Municipal lease obligations risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

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Tax-exempt status risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay U.S. federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

Zero Coupon Securities Risk: While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

U.S. Government Obligations Risk: Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Variable Rate Demand Obligations Risks: Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Repurchase Agreements and Purchase and Sale Contracts Risk: If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Leverage Risk: The Fund uses leverage for investment purposes through the issuance of VMTP Shares or VRDP Shares, as applicable. The Fund also utilizes leverage for investment purposes by entering into reverse repurchase agreements, derivative instruments with leverage embedded in then, such as TOB Residuals. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	109

Fund Investment Objectives, Policies and Risks  (continued)

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Short Sales Risk (BBK, BAF, BYM and BLE): Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk (BBK, BAF, BYM, BLE and MFL): Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise limited by the SEC, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and illiquidity risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Valuation risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences

110	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

•

Tax risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•

Regulatory risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In November 2019, the SEC proposed new regulations governing the use of derivatives by registered investment companies. If adopted as proposed, new Rule 18f-4 would impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	111

Automatic Dividend Reinvestment Plan

Pursuant to BBK, BAF, BYM, BLE, MFL and MVF’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BBK, BAF, BYM, BLE, MFL and MVF declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BBK, BAF, BYM and BLE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in MFL and MVF that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

112	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)

Director, The Guardian Life Insurance Company of

America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

			86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	87 RICs consisting of 111 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

TRUSTEE AND OFFICER INFORMATION	113

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
W. Carl Kester (d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	121 RICs consisting of 275 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	122 RICs consisting of 276 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

114	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

TRUSTEE AND OFFICER INFORMATION	115

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2020 for shareholders of record on May 29, 2020 to elect director nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class I Trustees as follows:

	Michael J. Castellano		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester(a)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BYM	21,326,585	2,991,536	22,048,883	2,269,238	22,212,985	2,105,136	1,372	0
BAF	7,698,603	230,725	7,726,554	202,774	7,706,266	223,062	422	0
BBK	8,505,536	247,394	8,486,917	266,013	8,517,987	234,943	799	0
BLE	19,920,379	454,877	19,851,452	523,804	19,934,563	440,693	1,513	0

(a)	Voted on by holders of preferred shares only.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Catherine A. Lynch, Karen P. Robards, and Frank J. Fabozzi.

Shareholders elected the Trustees as follows:

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
Trust Name	Votes For	Votes Withheld		Votes For	Votes Witheld		Votes For	Votes Withheld
MVF	56,653,327	1,703,364		57,081,187	1,275,504		57,237,193	1,119,498

		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFL	33,426,960	2,289,941	0	33,821,724	1,895,177	0	33,924,547	1,792,354	0

	Robert Fairbairn			R. Glenn Hubbard			Catherine A. Lynch
Trust Name	Votes For	Votes Withheld		Votes For	Votes Witheld		Votes For	Votes Withheld
MVF	57,092,155	1,264,536		57,095,894	1,260,797		56,809,391	1,547,300

		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFL	34,148,696	1,568,205	0	33,841,051	1,875,849	0	33,305,154	2,411,747	0

	John M. Perlowski			Karen P. Robards			Frank J. Fabozzi(a)
Trust Name	Votes For	Votes Withheld		Votes For	Votes Witheld		Votes For	Votes Withheld
MVF	57,230,408	1,126,283		56,737,318	1,619,373		2,438	0

		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFL	34,151,234	1,565,667	0	33,258,813	2,458,088	0	2,746	0	0

	W. Carl Kester(a)
Trust Name	Votes For	Votes Withheld
MVF	2,438	0

		Votes Against	Abstain
MFL	2,746	0	0

(a)	Voted on by holders of preferred shares only.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

116	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statements of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	117

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trusts’ Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

BofA Securities, Inc.

New York, NY 10036

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

118	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GARB	General Airport Revenue Bonds

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HFA	Housing Finance Agency

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

ST	Special Tax

TA	Tax Allocation

GLOSSARY OF TERMS USED IN THIS REPORT	119

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-NTL-08/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Income Trust II	$33,456	$33,456	$0	$0	$13,500	$13,900	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Income Trust II	$13,500	$13,900

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each of the foregoing investment professional is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of August 31, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	33	0	0	0	0	0
	$27.0 Billion	$0	$0	$0	$0	$0
Walter O’Connor	29	0	0	0	0	0
	$29.52 Billion	$0	$0	$0	$0	$0

(iv)    Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.    It should also be noted that a portfolio manager

may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.    In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	$10,001-$50,000
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –  Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Trust II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Trust II

Date: October 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Trust II

Date: October 30, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Income Trust II

Date: October 30, 2020